UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER
REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09121
JNL VARIABLE FUND LLC
(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, MI 48951
(Address of principal executive offices) (Zip code)

Susan S. Rhee, Esq.
Jackson National Asset Management, LLC
1 Corporate Way
Lansing, MI 48951
(Name and address of agent for service)

Registrant's telephone number, including area code: 517 381-5500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Item 1. Report to Shareholders.

JNL/Mellon Capital Management 25 Fund

Mellon Capital Management Corporation

Team Management

Objective:

The investment objective of the JNL/Mellon Capital Management 25 Fund is to earn total return through a combination of capital appreciation and dividend income.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell 3000 Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65% and the S&P Midcap 400 Barra Value Index rose 11.60% .

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: The Fund returned -2.93% compared to 11.60% of its benchmark the S&P Midcap 400 Barra Value Index. The two companies that experienced annual total returns greater than 30% were Freeport-McMoRan Copper & Gold Incorporated and ConocoPhillips. Freeport-McMoRan, a producer of copper, gold and silver, had a 47% return in 2005. Freeport-McMoRan experienced an increase in earnings during the fourth quarter of 2005 due to record quarterly copper and gold sales volumes. ConocoPhillips, an integrated energy company, had a 37% return in 2005. ConocoPhillips experienced a surge in earnings during the third quarter of 2005 due to an increase in the demand for oil, sending the price of oil to record highs. The company experienced a significant decrease in inventory caused by devastating hurricanes.

Two companies that dragged down the performance of the Fund in 2005 were Quebecor World Incorporated and Kronos Worldwide Incorporated. Quebecor World Inc, a commercial printing company, experienced a 34% decline as a result of a significant drop in net earnings. The company reported declining prices, greater competition, as well as restructing costs, as the primary reasons behind the drop in earnings. Kronos Inc, a major manufacturer of titanium dioxide pigments in Europe and North America, had a fairly steady decline the first half of the year and finished down 26%.

JNL/Mellon Capital Management 25 Fund (Class A)

Average Annual Total Return
1 year	-2.93%
5 year	9.65%
Since Inception	3.61%

(Inception date July 2, 1999).

Prior to December 15, 2003, the Fund was managed by First Trust Advisors L.P.

Prior to February 18, 2004, the Fund was managed by Curian Capital LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management Communications Sector Fund

Mellon Capital Management Corporation

Team Management

Objective:

The objective of JNL/Mellon Capital Management Communications Sector Fund is to earn total return through capital appreciation and dividend income. The Fund attempts to replicate the investment performance of the Dow Jones US Telecommunications Index.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: The Fund returned +0.96% compared to the Dow Jones US Telcommunications Index return of -4.00% for 2005. Major acquisitions occurred in the telecommunications sector in 2005. Due to the merger of SBC Communications and AT&T, the newly formed company became one of the largest issuers in the Dow Jones Communications Sector. In addition, in the third quarter of 2005 the merger of Sprint and Nextel was finalized.

For the calendar year ending December 2005, the regulatory diversification requirements for the Fund had an overall positive impact on the portfolio's performance. Due to these diversification regulations, AT&T, Verizon Communications, and Sprint/Nextel were capped at approximately 21%, 18% and 9% respectively. The combined weight of these top three issuers in the portfolio was approximately 17% below its index weight of 66%. The stock performance for AT&T, Verizon, and Sprint/Nextel produced annual returns of +0.2%, -21%, and -5% , respectively. In addition, overweights in names such as NII Holdings and Qwest Communications made positive gains in the Fund with returns of 84% and 27%, respectively.

JNL/Mellon Capital Management Communications Sector Fund (Class A)

Average Annual Total Return
1 year	0.96%
5 year	-14.68%
Since Inception	-10.18%

(Inception date July 2, 1999).

Prior to December 15, 2003, the Fund was managed by First Trust Advisors L.P.

Prior to February 18, 2004, the Fund was managed by Curian Capital LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management Consumer Brands Sector Fund

Mellon Capital Management Corporation

Team Management

Objective:

The objective of the JNL/Mellon Capital Management Consumer Brands Sector Fund is to earn total return through capital appreciation and dividend income. The Fund attempts to replicate the investment performance of the Dow Jones US Consumer Services Index.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: The Fund closely tracked the Dow Jones US Consumer Services Index returning -2.41% compared to -2.68% for the index. There were several changes to the index over the course of the year, for both quarterly rebalancing of the index and corporate actions. Some of the significant corporate actions were the mergers of Caesars Entertainment, Harrah's, Sears, Kmart, and Fox News Corp.

Several stocks were up over 100% for the year, including: Netflix had record profits and won price and competition wars with rivals Blockbuster and Amazon, with Wal-Mart agreeing to hand its online DVD rental business to Netflix. Dress Barn surged due to high profits and increased same-store sales throughout the year to give a total return of 119%

JNL/Mellon Capital Management Consumer Brands Sector Fund (Class A)

Average Annual Total Return
1 year	-2.41%
5 year	2.22%
Since Inception	2.18%

(Inception date July 2, 1999).

Prior to December 15, 2003, the Fund was managed by First Trust Advisors L.P.

Prior to February 18, 2004, the Fund was managed by Curian Capital LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management Financial Sector Fund

Mellon Capital Management Corporation

Team Management

Objective:

The objective of the JNL/Mellon Capital Management Financial Sector Fund is to earn total return through capital appreciation and dividend income. The Fund attempts to replicate the investment performance of the Dow Jones US Financial Index.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: For 2005, the Fund had a total return of 6.11% while its benchmark, the Dow Jones US Financial Index, had a total return of 6.46%.

For 2005, two of the better performers were Investment Technology Group (+77%) and Ameritrade Holding Corp (+69%). On the other hand, two of the worst performers were Doral Financial Corp (-77%) and First Bancorp (-60%).

Below are the top five holdings of the Fund and their annual returns: Citigroup (4%), Bank of America (2%), American International Gourp (5%), JPMorgan Chase (5%) and Wells Fargo (4%).

Due to mutual fund diversification regulations, the Fund cannot hold more than 5% of its assets in any issuer that derives more than 15% of its gross revenues from securities related activities. This requirement had an overall positive impact on the Fund return for 2005. For example, the Fund had to underweight Bank of America, which under-performed the benchmark for the year (2% vs. 6%).

JNL/Mellon Capital Management Financial Sector Fund (Class A)

Average Annual Total Return
1 year	6.11%
5 year	4.05%
Since Inception	5.24%

(Inception date July 2, 1999).

Prior to December 15, 2003, the Fund was managed by First Trust Advisors L.P.

Prior to February 18, 2004, the Fund was managed by Curian Capital LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management Global 15 Fund

Mellon Capital Management Corporation

Team Management

Objective:

The investment objective of the JNL/Mellon Capital Management Global 15 Fund is to earn total return through a combination of capital appreciation and dividend income.

Money Manager Commentary:

International Market Overview: International markets posted solid gains during the fourth quarter, as the MSCI EAFE rose 6.8% in local terms. The strength in the dollar muted international returns, as the EAFE gained 3.8% in USD terms. The strongest market was Japan, which rose 16.4% in local terms (11.8% in USD) for the quarter and added 42.9% for the year. The future continues to look bright for the Japanese economy as expectations solidified for continued economic reform under Prime Minister Koizumi's cabinet reshuffling. Earnings growth continues to provide a solid fundamental backdrop, while large inflows from foreign investors into the Japanese market fueled gains. The Netherlands (10.3%), Switzerland (9.7%), and Denmark (8.8%) also posted solid gains, continuing to benefit from higher earnings, signs of economic growth, and rising exports due to a weaker euro.

Some of the lagging markets included Hong Kong (-3.7%) and New Zealand (-3.1%). Stocks in Norway also fell 1% after oil prices eased this quarter.

Fund Specific Overview: During the year of 2005 the U.S. dollar significantly appreciated versus the British pound, gaining about 12%. In 2005, the Fund's Hong Kong and United Kingdom holdings out performed its U.S. components. The Fund returned 10.19% vs. 9.49% from its benchmark the MSCI DTR World Index.

Thirteen securities within the Fund yielded positive returns. The top three companies that produced exceptional performance are highlighted below:

Royal & Sun Alliance, which had return of about 53% for the year. The company’s stock price steadily increased during the year. In November the company announced both the settlement of a legal case and increased earnings for the year. The stock was up 11% in that month.

P & O had a return of about 44% for the year. During 2005 there were two days of significant price movement. On October 31, the Dubai government approached the company about a potential takeover. The stock was up 30% that day. Another day of significant news was on December 2 when Temasek Holdings announced it had increased its stake in the firm. The stock was up 12% on that day.

CNOOC Ltd had a return of about 31% for the year. A large part of the performance took place during the months of July and August. During that period, CNOOC was up 19%. The major news item announced during those two months concerned the acquisition of Unocal. CNOOC's intention to acquire Unocal and later withdrawal of the offer affected the stock's performance. Following the decision, three major debt rating firms, Moody's Investors Service, Fitch Rating, and S&P, decided not to downgrade CNOOC's debt ratings.

JNL/Mellon Capital Management Global 15 Fund (Class A)

Average Annual Total Return
1 year	10.19%
5 year	9.96%
Since Inception	5.39%

(Inception date July 2, 1999).

Prior to December 15, 2003, the Fund was managed by First Trust Advisors L.P.

Prior to February 18, 2004, the Fund was managed by Curian Capital LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management Healthcare Sector Fund

Mellon Capital Management Corporation

Team Management

Objective:

The objective of the JNL/Mellon Capital Healthcare Sector Fund is to earn total return through capital appreciation and dividend income. The Fund attempts to replicate the investment performance of the Dow Jones US Healthcare Index.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: In 2005 the Fund outperformed its benchmark the Dow Jones US Healthcare Index returning 7.61% vs 6.87%, respectively. Two of the best performing stocks in the Fund were Intuitive Surgical (up 193%) and Vertex Pharmaceuticals (up 162%). Intuitive Surgical produces robotic arms that assist doctors in performing surgeries. Profit growth has been impressive due to increased orders for the arms and greater usage of existing arms. Vertex Pharmaceuticals' experimental hepatitis C drug showed promising results in an early clinical trial.

Two of the worst performing stocks in the Fund were Nabi Biopharmaceuticals (down 77%) and Cell Therapeutics (down 73%). Nabi Biopharmaceuticals shares dropped after the company halted development of its staph infection vaccines. The company's decision came after its StaphVax product failed a clinical trial. Cell Therapeutics shares tumbled after the company reported disappointing clinical results for its cancer drug.

JNL/Mellon Capital Management Healthcare Sector Fund (Class A)

Average Annual Total Return
1 year	7.61%
5 year	-1.58%
Since Inception	3.57%

(Inception date July 2, 1999).

Prior to December 15, 2003, the Fund was managed by First Trust Advisors L.P.

Prior to February 18, 2004, the Fund was managed by Curian Capital LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management JNL 5 Fund

Mellon Capital Management Corporation

Team Management

Objective:

The investment objective of the JNL/Mellon Capital Management JNL 5 Fund is to earn total return through capital appreciation and dividend income.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: The Fund returned 10.75% vs its benchmark the S&P 500 Index which returned 4.91%.

The three companies that yielded the strongest performance were Valero Energy, LCA Vision and Aleris International. Valero Energy, the largest oil refiner in North America, had a stellar year with a 128% return. This increase in performance was largely due to the overall increase in crude oil and natural gas prices. LCA Vision, a developer of laser vision correction, had a 105% return in 2005. LCA Vision started the year with positive financials and continued to report strong financial and operational performance throughout the year. Aleris International, who recycles aluminum and zinc, performed well and ended the year up 91%. In the first quarter, Aleris reported the results from its merger with Commonwealth Industries and improvement in its 2004 fourth quarter financials. In 2005, Aleris acquired Tomra and ALSCO Holdings, and continued to report strong growth and financial performance.

The two biggest laggards in the Fund performance in 2005 were Harvest Natural Resources and General Motors. Harvest Natural Resources, a producer of oil and gas properties, primarily in Venezuela, ended the year down 49%. Early in the year, the company reported that the Venezuela state oil company rejected Harvest Natural Resources 2005 business plan, leading to a suspension in drilling, and the company reported penalties from the Venezuelan government related to income taxes. General Motors, a automobile manufacturer, ended the year down 47%. GM experienced several issues such as the potential costly bailout of Delphi Corp, high healthcare and commodities costs, and sinking sales of large SUVs.

JNL/Mellon Capital Management JNL 5 Fund (Class A)

Average Annual Total Return
1 year	10.75%
Since Inception	16.54%

(Inception date October 4, 2004).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management Nasdaq®15 Fund

Mellon Capital Management Corporation

Team Management

Objective:

The investment objective of the JNL/Mellon Capital Management Nasdaq 15 Fund is total return.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: The Fund returned -1.01% vs 1.89% for its benchmark the NASDAQ 100 Index. One of the better performers during the year was Pixar, returning +23%. Pixar's share price jumped more than +30% in the fourth quarter on speculation that it may be acquired by Walt Disney Company. Other top performers in the Fund were Cognizant Technology Solutions +19%, Adobe +18% and Citrix Systems +17%.

The returns for the two largest holdings, Qualcomm and Oracle, which account for approximately 45% of the Fund, had returns of +2% and -11%, respectively. One of the worst performing stocks for the Fund was Symantec Corp, which dropped over 32% due to negative second quarter results and weak sales outlook. One stock, Nextel Communications, was acquired and dropped from the Fund strategy in August.

JNL/Mellon Capital Management Nasdaq 15 Fund (Class A)

Average Annual Total Return
1 year	-1.01%
Since Inception	6.02%

(Inception date October 4, 2004).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management Oil & Gas Sector Fund

Mellon Capital Management Corporation

Team Management

Objective:

The objective of the JNL/Mellon Capital Management Oil & Gas Sector Fund is to earn total return through capital appreciation and dividend income. The Fund attempts to replicate the investment performance of the Dow Jones US Oil and Gas Index.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: The Fund outperformed its benchmark the Dow Jones US Oil and Gas Index in 2005 returning 36.79% vs. 32.01%, respectively. There are five companies that make up approximately sixty percent of the index, which contributed to the strong return generated in 2005. These companies include: Schlumberger, up 46%, Occidental Petroleum, up 39%, ConocoPhillips, up 37%, Exxon Mobil, up 12%, and Chevron, up 11%.

2005 was a stellar year for companies engaged in the business of drilling, producing, piping, or refining oil and gas. These oil and/or oil services related companies each had outstanding performance largely due to the overall increase in crude oil and natural gas prices caused by Hurricanes Katrina and Rita. Crude oil futures peaked at above $70 a barrel on August 30th, a day after Hurricane Katrina hit. Although the price of crude oil has since declined, oil futures settled above $61 a barrel at year-end.

Due to regulatory diversification restrictions, the weight of Exxon Mobil in the Fund is capped at 25%, which is approximately 5% below the actual index weight. Since the Dow Jones US Oil and Gas Index outperformed the return of Exxon Mobil by 22%, the underweight in Exxon Mobil and the gains for the stocks that were overweighted contributed to the positive performance.

JNL/Mellon Capital Management Oil & Gas Sector Fund (Class A)

Average Annual Total Return
1 year	36.79%
5 year	11.55%
Since Inception	15.69%

(Inception date July 2, 1999).

Prior to December 15, 2003, the Fund was managed by First Trust Advisors L.P.

Prior to February 18, 2004, the Fund was managed by Curian Capital LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management Select Small-Cap Fund

Mellon Capital Management Corporation

Team Management

Objective:

The investment objective of the JNL/Mellon Capital Management Select Small-Cap Fund is to earn total return through capital appreciation.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: For the year, the Fund returned 8.92% vs 4.55% from its benchmark the Russell 2000 Index. Below is a brief discussion regarding the top performers of the Fund in 2005.

LCA Vision ended the year up 105%. LCA Vision started the year with positive financials and continued to report strong financial and operational performance throughout the year.

Aleris International performed well and ended the year up 91%. In the first quarter Aleris reported the results from its merger with Commonwealth Industries and improvement in its 2004 4th quarter financials. In 2005, Aleris acquired Tomra and ALSCO Holdings, and continued to report strong growth and financial performance.

Psychiatric Solutions finished the year up 61%. At the beginning of the year, the company reported strong 2004 4th quarter growth. In July, Psychiatric Solutions completed its purchase of 20 facilities from Ardent Health Services and issued a secondary offering of common stock. The company reported strong financial performance throughout the year and raised its earning estimates for 2006.

The bottom performers of the Fund included: Harvest Natural Resources ended the year down 49%. Early in the year, the company reported that the Venezuela state oil company rejected Harvest Natural Resources 2005 business plan, leading to a suspension in drilling. During the year the company reported penalties from the Venezuelan government related to income taxes.

Ultralife Batteries ended the year down 38%. Throughout the year, negative financial performance and poor sales hampered the company.

JNL/Mellon Capital Management Select Small-Cap Fund (Class A)

Average Annual Total Return
1 year	8.92%
5 year	7.50%
Since Inception	12.69%

(Inception date July 2, 1999).

Prior to December 15, 2003, the Fund was managed by First Trust Advisors L.P.

Prior to February 18, 2004, the Fund was managed by Curian Capital LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management Technology Sector Fund

Mellon Capital Management Corporation

Team Management

Objective:

The objective of the JNL/Mellon Capital Management Technology Sector Fund is to earn total return through capital appreciation and dividend income. The Fund attempts to replicate the investment performance of the Dow Jones US Technology Index.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: During 2005 the Fund closely tracked the index performance. The Fund return was 2.43%, which includes expenses compared to the Dow Jones US Technology Index return of 3.31%.

The most notable index addition for the year was MEMC Electronic Materials Inc. It was added at the close of business on 9/16/2005. Since its addition the stock is up 11%.

One of the worst performing securities for the year was UTStarcom Inc. For the year the stock had a return of -63%. A large portion of the decline took place in January when the company issued comments that indicated they would miss their previous sales forecast for the fourth quarter of 2004. Another large price decline took place in May after news of lowered profit forecasts for 2005 and 2006 was announced. A final significant event was the October announcement of an SEC probe into the firm's financial records. The stock was down 26% that day.

Among the securities in the Fund, the following three securities had the largest positive returns: SanDisk Inc, Apple Computer Inc, and Google Inc. SanDisk returned 151%, Apple 123%, and Google returned 114%. SanDisk and Google both had significant news events that resulted in large single day gains. In

October Google announced sales and profit numbers that beat analyst estimates. The stock was up over 10% that day. SanDisk had two notable news announcements during the year. In October SanDisk released 3rd quarter sales and profit numbers that beat estimates and in December a news announcement that the US Supreme court would allow SanDisk to continue with its patent lawsuit against a competitor benefited the company.

JNL/Mellon Capital Management Technology Sector Fund (Class A)

Average Annual Total Return
1 year	2.43%
5 year	-12.20%
Since Inception	-6.75%

(Inception date July 2, 1999).

Prior to December 15, 2003, the Fund was managed by First Trust Advisors L.P.

Prior to February 18, 2004, the Fund was managed by Curian Capital LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management DowSM 10 Fund

Mellon Capital Management Corporation

Team Management

Objective:

The investment objective of the JNL/Mellon Capital Management DowSM 10 Fund is to earn total return through a combination of capital appreciation and dividend income.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: The two companies that yielded the strongest performance during the year were Altria (MO) and JP Morgan (JPM). Altria's 27% total return for the year stems primarily from favorable court rulings and strong earnings. After falling about 14% during the first 3 quarters of 2005, JP Morgan (JPM) showed strong 3rd quarter earnings, which helped to boost the stock ending the year up 5.2%. The Fund returned -5.67% vs. 1.72% from its benchmark the Dow Jones Industrial Average Index.

The two biggest laggards in the Fund's performance during the year were General Motors (GM) and Verizon (VZ). General Motors had a total return of -47% due to several issues such as: potential costly bailout of Delphi Corp, high healthcare and commodities costs and sinking sales of large SUVs. Verizon had a fairly steady decline throughout the year and finished down 22%

JNL/Mellon Capital Management Dow 10 Fund (Class A)

Average Annual Total Return
1 year	-5.67%
5 year	1.33%
Since Inception	-0.29%

(Inception date July 2, 1999).

Prior to December 15, 2003, the Fund was managed by First Trust Advisors L.P.

Prior to February 18, 2004, the Fund was managed by Curian Capital LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management S&P® 10 Fund

Mellon Capital Management Corporation

Team Management

Objective:

The investment objective of the JNL/Mellon Capital Management S&P 10 Fund is to earn total return through a combination of capital appreciation and dividend income.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: The Fund returned 37.26% compared to 4.91% for its benchmark the S&P 500 Index. Three of the better performers in the Fund were Valero Energy (VLO), Halliburton (HAL), and Aetna, Inc (AET). Valero Energy, the largest oil refiner in North America, had a stellar year with a 128% annual total return due to an increase in crude oil and natural gas prices. Halliburton, an engineering and construction provider had a return of 59%, due to earnings from growth in construction services and high natural and oil gas prices. Lastly, Aetna, Inc., a health benefits provider, had a return of 52%, due to consistent earnings throughout the year. The only stock in the Fund with a negative return was Sprint Nextel (S) with a -5% return for the year.

JNL/Mellon Capital Management S&P 10 Fund (Class A)

Average Annual Total Return
1 year	37.26%
5 year	4.35%
Since Inception	6.23%

(Inception date July 2, 1999).

Prior to December 15, 2003, the Fund was managed by First Trust Advisors L.P.

Prior to February 18, 2004, the Fund was managed by Curian Capital LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management Value Line® 25 Fund

Mellon Capital Management Corporation

Team Management

Objective:

The investment objective of the JNL/Mellon Capital Management Value Line 25 Fund is to provide capital appreciation.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: The Fund returned 38.80% compared to 4.91% for its benchmark the S&P 500 Index. Two of the best performing stocks in the Fund were Southwestern Energy (up 184%) and Apple Computer (up 123%). Southwestern Energy reported record financial and operating results for 2005. For Apple Computer, net sales increased 68% during 2005 from 2004. A strong factor that contributed to the increase was iPod sales that increased 248% during 2005 compared to 2004.

Three of the worst performing stocks in the Fund were AK Steel Holding Corp. (down 45%), Georgia Gulf Corp. (down 38%) and Cree Inc. (down 37%). AK Steel Corp. had to contend with high and unprecedented costs for raw materials and energy, as well as its high levels of long-term debt and pension obligations. Georgia Gulf Corp. also had to deal with higher costs for raw materials and energy. Cree Inc. released second quarter numbers that were uninspiring and announced that third quarter numbers would also be below analysts' expectations.

JNL/Mellon Capital Management Value Line 25 Fund (Class A)

Average Annual Total Return
1 year	38.80%
Since Inception	44.97%

(Inception date October 4, 2004).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management VIP Fund

Mellon Capital Management Corporation

Team Management

Objective:

The objective of the JNL/Mellon Capital Management VIP Fund is to earn total return through capital appreciation and dividend income.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

International Market Overview: International markets posted solid gains during the fourth quarter, as the MSCI EAFE rose 6.8% in local terms. The strength in the dollar muted international returns, as the EAFE gained 3.8% in USD terms. The strongest market was Japan, which rose 16.4% in local terms (11.8% in USD) for the quarter and added 42.9% for the year. The future continues to look bright for the Japanese economy as expectations solidified for continued economic reform under Prime Minister Koizumi's cabinet reshuffling. Earnings growth continues to provide a solid fundamental backdrop, while large inflows from foreign investors into the Japanese market fueled gains. The Netherlands (10.3%), Switzerland (9.7%), and Denmark (8.8%) also posted solid gains, continuing to benefit from higher earnings, signs of economic growth, and rising exports due to a weaker euro. Some of the lagging markets included Hong Kong (-3.7%) and New Zealand (-3.1%). Stocks in Norway also fell 1% after oil prices eased this quarter.

Fund Specific Overview: The Fund returned 9.78% compared to 4.91% for its benchmark the S&P 500 Index. Technology and Healthcare had the largest economic sector weights for 2005. The largest contributor to the Fund's performance was Apple Computer. Apple began the year at approximately 3% of the Fund's weight and the stock returned 123%. Unitedhealth Group was the next largest contributor.

Unitedhealth represented approximately 5% of the Fund's weight at the beginning of the year and returned 41%. Southwestern returned 184% but began the period with a relatively small 0.31% Fund weight. The company reported record financial and operating results for 2005.

The Fund's European holdings added to performance even though the dollar appreciated versus the Euro and British Pound. Among the companies, Unicredito Italiano (Italy) returned 25% and Aegon NV (Netherlands) returned 24% in US Dollar terms.

Companies that hindered the performance of the Fund: Dell Inc. represented approximately 2% of the Fund's weight at the start of the year and was down 29% for the year. Dell was downgraded in early August and again in late October. The company missed analyst's earnings targets and was impacted by stronger competition. Oracle Corp. represented approximately 4% of the Fund's weight at the beginning of the year and was down 11% for the year. In late September, Oracle announced the slowest growth in new license sales in more than a year. Harvest Natural Resources ended the year down 49%. Early in the year, the company reported that the Venezuela state oil company rejected Harvest Natural Resources 2005 business plan, leading to a suspension in drilling. During the year the company reported penalties from the Venezuelan government related to income taxes. Harvest was about 0.18% of the Fund at the start of 2005.

JNL/Mellon Capital Management VIP Fund (Class A)

Average Annual Total Return
1 year	9.78%
Since Inception	17.24%

(Inception date October 4, 2004).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL Variable Funds
Schedule of Investments (in thousands)
December 31, 2005

JNL/Mellon Capital Management 25 Fund

Percentage of Total
Industry Sector	Investments (e)
Industrial	29.6%
Consumer, Non-cyclical	24.6%
Basic Materials	19.9%
Consumer, Cyclical	8.5%
Communications	8.0%
Energy	5.6%
Technology	3.8%
100.0%

Common Stocks - 97.8%

Aerospace & Defense - 5.3%

Goodrich Corp.	691	$28,393

Chemicals - 6.3%

Kronos Worldwide Inc.	527	15,298
PPG Industries Inc. (c)	333	19,261
		34,559

Electrical Components & Equipment - 7.9%

Emerson Electric Co.	322	24,049
Hubbell Inc. - Class B (c)	432	19,492
		43,541

Environmental Control - 4.2%

Waste Management Inc.	753	22,863

Food - 10.2%

Fresh Del Monte Produce Inc. (c)	689	15,691
General Mills Inc. (c)	454	22,384
Kraft Foods Inc. (c)	636	17,909
		55,984

Forest Products & Paper - 7.4%

International Paper Co. (c)	538	18,070
Weyerhaeuser Co.	336	22,259
		40,329

Hand & Machine Tools - 3.6%

Stanley Works (c)	414	19,893

Home Furnishings - 5.0%

Whirlpool Corp. (c)	326	27,300

Household Products - 3.7%

Kimberly-Clark Corp.	343	20,448

Manufacturing - 4.2%

SPX Corp. (c)	507	23,206

Media - 5.7%

Dow Jones & Co. Inc. (c)	527	18,686

Quebecor World Inc.	905	12,305
30,991

Mining - 5.8%

Freeport-McMoRan Copper & Gold Inc. (c)	590	31,735

Office & Business Equipment - 3.8%

Pitney Bowes Inc.	487	20,579

Office Furnishings - 3.8%

Avery Dennison Corp. (c)	376	20,785

Oil & Gas - 5.5%

ConocoPhillips (c)	520	30,251

Packaging & Containers - 3.6%

Packaging Corp. (c)	862	19,785

Pharmaceuticals - 4.1%

Eli Lilly & Co. (c)	398	22,496

Telecommunications - 4.4%

Alltel Corp. (c)	384	24,232

Toys & Hobbies - 3.3%

Mattel Inc.	1,159	18,333

Total Common Stocks (cost $532,870)	535,703

Short Term Investments - 9.9%

Securities Lending Collateral - 9.9%

Mellon GSL Delaware Business Trust Collateral Fund (d)	54,142	54,142

Total Short Term Investments (cost $54,142)	54,142

Total Investments - 107.7% (cost $587,012)	589,845
Other Assets and Liabilities, Net - (7.7%)	(42,036)
Total Net Assets - 100%	$547,809

JNL/Mellon Capital Management Communications Sector Fund

Percentage of Total
Industry Sector	Investments (e)
Communications	95.9%
Diversified	3.8%
Money Market Investment	0.3%
100.0%

Common Stocks - 100.4%

Holding Companies - Diversified - 3.8%

Leucadia National Corp.	11	$527

Telecommunications - 88.1%

Alltel Corp.	10	659
AT&T Inc.	121	2,953
BellSouth Corp.	25	678
CenturyTel Inc. (c)	16	543
Cincinnati Bell Inc. (b)	30	107
Citizens Communications Co. (c)	45	546
IDT Corp. (b)	2	25
IDT Corp. - Class B (b)	7	82
Level 3 Communications Inc. (b) (c)	86	245
MCI Inc.	31	618
NTL Inc. (b)	9	600
Qwest Communications International Inc. (b)	117	660
Sprint Nextel Corp.	57	1,341
Telephone & Data Systems Inc.	14	486
Verizon Communications Inc.	82	2,471
		12,014

Wireless Telecommunications - 8.5%

Alamosa Holdings Inc. (b)	17	312
Leap Wireless International Inc. (b)	1	54
Nextel Partners Inc. (b) (c)	3	82
NII Holdings Inc. - Class B (b)	14	611
US Cellular Corp. (b)	2	97
		1,156

Total Common Stocks (cost $13,606)	13,697

Short Term Investments - 8.1%

Money Market Funds - 0.3%

JNL Money Market Fund, 4.13% (a) (d)	46	46

Securities Lending Collateral - 7.8%

Mellon GSL Delaware Business Trust Collateral Fund (d)	1,057	1,057

Total Short Term Investments (cost $1,103)	1,103

Total Investments - 108.5% (cost $14,709)	14,800
Other Assets and Liabilities, Net - (8.5%)	(1,157)
Total Net Assets - 100%	$13,643

JNL/Mellon Capital Management Consumer Brands Sector Fund

Percentage of Total
Industry Sector	Investments (e)
Consumer, Cyclical	54.8%
Communications	32.3%
Consumer, Non-cyclical	11.5%
Technology	0.9%
Money Market Investment	0.4%
Industrial	0.1%
100.0%

Common Stocks - 96.8%

Advertising - 1.9%

Advo Inc.	-	$9
Catalina Marketing Corp.	-	12
Getty Images Inc. (b)	1	46
Harte-Hanks Inc.	1	15
Interpublic Group of Cos. Inc. (b) (c)	4	43
Lamar Advertising Co. (b)	1	42
Omnicom Group Inc.	2	161
RH Donnelley Corp. (b)	-	20
Valuevision Media Inc. (b)	-	3
		351

Airlines - 1.3%

AirTran Holdings Inc. (b) (c)	1	14
Alaska Air Group Inc. (b)	-	10
AMR Corp. (b) (c)	2	39
Continental Airlines Inc. - Class B (b)	1	19
JetBlue Airways Corp. (b)	2	26
SkyWest Inc.	1	17
Southwest Airlines Co.	7	122
		247

Commercial Services - 4.7%

Adesa Inc.	1	23
Apollo Group Inc. - Class A (b)	2	95
Aramark Corp.	1	35
Arbitron Inc.	-	12
Career Education Corp. (b)	1	34
CCE Spinco Inc. (b)	1	8
Cendant Corp.	11	184
Chemed Corp.	-	12
Corinthian Colleges Inc. (b) (c)	1	11
DeVry Inc. (b)	1	13
Education Management Corp. (b)	1	25
H&R Block Inc.	3	76
Interactive Data Corp. (b)	-	8
ITT Educational Services Inc. (b)	-	28
Laureate Education Inc. (b)	-	25
McKesson Corp.	3	151
Pre-Paid Legal Services Inc. (c)	-	6
Rent-A-Center Inc. (b)	1	15
Service Corp.	3	27
ServiceMaster Co.	3	36
Sotheby’s Holdings - Class A (b)	-	9
Stewart Enterprises Inc. - Class A	1	6
Strayer Education Inc.	-	14
Valassis Communications Inc. (b)	1	16
		869

Computers - 0.1%

Factset Research Systems Inc.	-	15

Data Processing - 0.5%

Dun & Bradstreet Corp. (b)	1	48
NAVTEQ Corp. (b)	1	42
		90

Distribution & Wholesale - 0.5%

CDW Corp.	1	38
Fastenal Co. (c)	1	58
		96

E - Commerce - 4.2%

Amazon.Com Inc. (b)	3	147
eBay Inc. (b)	11	473
Expedia Inc. (b) (c)	3	73
InterActiveCorp (b) (c)	3	93
Priceline.com Inc. (b)	-	6
		792

Entertainment - 1.4%

Alliance Gaming Corp. (b)	1	7
DreamWorks Animation SKG Inc. (b)	-	11
GTECH Holdings Corp.	1	42
International Game Technology	4	109
International Speedway Corp. - Class A	-	15
Penn National Gaming Inc. (b)	1	21
Pinnacle Entertainment Inc. (b)	-	10
Pixar (b)	1	31
Scientific Games Corp. - Class A (b)	1	19
Six Flags Inc. (b)	1	6
		271

Food - 3.8%

Albertson’s Inc. (c)	4	77
Kroger Co. (b)	8	145
Performance Food Group Co. (b)	-	11
Safeway Inc.	5	111
Supervalu Inc.	1	47
Sysco Corp.	7	202
United Natural Foods Inc. (b)	-	11
Whole Foods Market Inc.	1	104
Wild Oats Markets Inc. (b)	-	4
		712

Household Products - 0.1%

American Greetings Corp.	1	15

Internet - 0.3%

CNET Networks Inc. (b)	1	21
NetFlix Inc. (b) (c)	-	8
Valueclick Inc. (b)	1	19
		48

Leisure Time - 1.8%

Carnival Corp.	4	239
Multimedia Games Inc. (b)	-	2
Royal Caribbean Cruises Ltd.	1	62
Sabre Holdings Corp.	1	33

WMS Industries Inc. (b)	-	8
344

Lodging - 4.0%

Aztar Corp. (b)	-	11
Boyd Gaming Corp.	-	23
Gaylord Entertainment Co. (b)	-	17
Harrah’s Entertainment Inc.	2	138
Hilton Hotels Corp.	4	91
La Quinta Corp. (b)	2	24
Las Vegas Sands Corp. (b)	1	51
Marriott International Inc. - Class A	2	133
MGM MIRAGE (b)	1	48
Starwood Hotels & Resorts Worldwide Inc.	2	147
Station Casinos Inc.	-	34
Wynn Resorts Ltd. (b) (c)	1	39
		756

Manufacturing - 0.1%

Matthews International Corp. - Class A	-	12

Media - 24.7%

Belo Corp.	1	22
Cablevision Systems Corp. - Class A (b)	2	46
Charter Communications Inc. - Class A (b) (c)	4	5
Clear Channel Communications Inc.	5	161
Comcast Corp. - Class A (b)	21	558
Cox Radio Inc. - Class A (b)	-	6
Cumulus Media Inc. - Class A (b)	1	6
Dex Media Inc.	1	31
DirecTV Group Inc. (b)	10	134
Discovery Holding Co. (b)	3	42
Dow Jones & Co. Inc.	-	16
EchoStar Communications Corp. (b)	2	62
Emmis Communications Corp. - Class A (b)	-	7
Entercom Communications Corp. (b)	-	12
EW Scripps Co.	1	42
Gannett Co. Inc.	3	157
Gemstar-TV Guide International Inc. (b)	3	7
Hearst-Argyle Television Inc.	-	7
Hollinger International Inc.	-	4
John Wiley & Sons Inc.	-	16
Knight Ridder Inc.	1	44
Lee Enterprises Inc.	-	15
Liberty Global Inc. (b)	3	53
Liberty Global Inc. - Class A (b)	2	54
Liberty Media Corp. - Class A (b)	28	220
McClatchy Co. - Class A	-	13
McGraw-Hill Cos. Inc.	4	202
Media General Inc.	-	11
Meredith Corp.	-	22

New York Times Co. - Class A (c)         240News Corp. Inc. (c)27418

Radio One Inc. (b)	1	7
Reader’s Digest Association Inc. - Class A	1	16
Scholastic Corp. (b)	-	8
Sinclair Broadcast Group Inc. - Class A	1	5
Sirius Satellite Radio Inc. (b) (c)	13	84
Time Warner Inc.	46	805
Tribune Co.	2	67
Univision Communications Inc. - Class A (b) (c)	3	78
Viacom Inc. - Class A (b)	-	14
Viacom Inc. - Class B (b)	15	475
Walt Disney Co.	21	505
Washington Post Co.	-	49
Westwood One Inc.	1	13
XM Satellite Radio Holdings Inc. - Class A (b) (c)	2	64
		4,623

Pharmaceuticals - 2.7%

AmerisourceBergen Corp.	2	90
Andrx Corp. (b)	1	12
Cardinal Health Inc.	4	309
Omnicare Inc.	1	72
VCA Antech Inc. (b)	1	25
		508

Retail - 44.3%

99 Cents Only Stores (b) (c)	-	5
Abercrombie & Fitch Co. - Class A	1	58
Advance Auto Parts (b)	1	50
Aeropostale Inc. (b)	1	15
American Eagle Outfitters Inc.	1	32
AnnTaylor Stores Corp. (b)	1	27
Applebee’s International Inc.	1	19
Autonation Inc. (b)	2	45
Autozone Inc. (b)	1	53
Barnes & Noble Inc.	1	25
Bed Bath & Beyond Inc. (b)	3	112
Best Buy Co. Inc.	4	180
Big Lots Inc. (b)	1	14
BJ’s Wholesale Club Inc. (b)	1	21
Blockbuster Inc. - Class A (c)	1	4
Bob Evans Farms Inc.	-	8
Borders Group Inc.	1	17
Brinker International Inc.	1	36
Carmax Inc. (b)	1	30
Casey’s General Stores Inc.	-	12
Cato Corp. - Class A	-	7
CBRL Group Inc.	-	17
CEC Entertainment Inc. (b)	-	12
Charming Shoppes Inc. (b)	1	15
Cheesecake Factory Inc. (b)	1	30
Chico’s FAS Inc. (b)	2	82
Childrens Place Retail Stores Inc. (b)	-	10
Christopher & Banks Corp.	-	7

Circuit City Stores Inc.	2	43
Claire’s Stores Inc.	1	28
Copart Inc. (b)	1	16
Cost Plus Inc. (b)	-	4
Costco Wholesale Corp.	5	245
CVS Corp.	9	225
Darden Restaurants Inc.	1	56
Dick’s Sporting Goods Inc. (b) (c)	-	11
Dillard’s Inc. - Class A	1	18
Dollar General Corp.	3	60
Dollar Tree Stores Inc. (b)	1	27
Dress Barn Inc. (b)	-	9
Family Dollar Stores Inc.	2	40
Federated Department Stores Inc.	3	184
Foot Locker Inc.	2	38
Fred’s Inc.	-	7
GameStop Corp. (b)	-	8
Gap Inc.	7	119
Genesco Inc. (b)	-	9
Guitar Center Inc. (b)	-	14
Home Depot Inc.	22	910
HOT Topic Inc. (b)	-	7
IHOP Corp.	-	10
Jack in The Box Inc. (b)	-	13
JC Penney Corp. Inc.	2	127
Kohl’s Corp. (b)	3	157
Krispy Kreme Doughnuts Inc. (b) (c)	1	3
Limited Brands	4	80
Linens ‘n Things Inc. (b)	-	13
Lone Star Steakhouse & Saloon Inc.	-	4
Longs Drug Stores Corp.	-	11
Lowe’s Cos. Inc.	7	490
McDonald’s Corp.	13	448
Men’s Wearhouse Inc. (b)	-	15
Michaels Stores Inc.	1	51
Nordstrom Inc.	2	91
Office Depot Inc. (b)	3	101
OfficeMax Inc.	1	17
O’Reilly Automotive Inc. (b)	1	37
Outback Steakhouse Inc.	1	32
Pacific Sunwear of California (b)	1	19
Panera Bread Co. - Class A (b)	-	20
Papa John’s International Inc. (b)	-	7
Payless Shoesource Inc. (b)	1	19
PEP Boys-Manny Moe & Jack	1	8
Petco Animal Supplies Inc. (b)	-	10
Petsmart Inc.	1	38
PF Chang’s China Bistro Inc. (b) (c)	-	13
Pier 1 Imports Inc.	1	8
RadioShack Corp.	1	29
Regis Corp.	-	18

Rite Aid Corp. (b)	5	17
Ross Stores Inc.	2	45
Ruby Tuesday Inc.	1	17
Ryan’s Restaurant Group Inc. (b)	-	5
Saks Inc. (b)	1	21
Sears Holdings Corp. (b)	1	120
Sonic Corp. (b)	1	18
Sports Authority Inc. (b)	-	9
Staples Inc.	8	174
Starbucks Corp. (b)	8	242
Stein Mart Inc.	-	5
Talbots Inc.	-	7
Target Corp.	8	462
Tiffany & Co.	1	57
TJX Cos. Inc.	5	117
Tractor Supply Co. (b)	-	19
Triarc Cos. Inc. - Class B (c)	-	5
Tuesday Morning Corp.	-	6
Urban Outfitters Inc. (b)	1	30
Walgreen Co.	11	474
Wal-Mart Stores Inc.	27	1,266
Wendy’s International Inc.	1	66
Williams-Sonoma Inc. (b)	1	42
Yum! Brands Inc.	3	138
Zale Corp. (b)	1	14
8,284

Software - 0.1%

Avid Technology Inc. (b)	-	24

Telecommunications - 0.3%

Telewest Global Inc. (b)	3	62

Total Common Stocks (cost $17,573)	18,121

Short Term Investments - 3.9%

Money Market Funds - 0.4%

JNL Money Market Fund, 4.13% (a) (d)	67	67

Securities Lending Collateral - 3.5%

Mellon GSL Delaware Business Trust Collateral Fund (d)	667	667

Total Short Term Investments (cost $734)	734

Total Investments - 100.7% (cost $18,307)	18,855
Other Assets and Liabilities, Net - (0.7%)	(136)
Total Net Assets - 100%	$18,719

JNL/Mellon Capital Management Financial Sector Fund

Percentage of Total
Industry Sector	Investments (e)

Financial	98.5%
Consumer, Non-cyclical	0.8%
Basic Materials	0.4%
Technology	0.2%
Money Market Investment	0.1%
100.0%

Common Stocks - 101.7%

Banks - 28.8%

Amcore Financial Inc.	-	$9
AmSouth Bancorp.	5	134
Associated Bancorp.	2	59
BancorpSouth Inc.	1	25
Bank of America Corp.	42	1,928
Bank of Hawaii Corp.	1	44
Bank of New York Co. Inc.	11	366
BB&T Corp.	8	340
Cathay General Bancorp.	1	21
Chittenden Corp.	1	20
Citizens Banking Corp.	1	14
City National Corp.	1	45
Colonial BancGroup Inc.	2	58
Comerica Inc.	2	140
Commerce Bancorp. Inc. (c)	2	79
Commerce Bancshares Inc.	1	51
Compass Bancshares Inc.	2	85
Cullen/Frost Bankers Inc.	1	40
East West Bancorp Inc.	1	27
Fifth Third Bancorp.	7	263
First Bancorp.	1	13
First Horizon National Corp. (c)	2	70
First Midwest Bancorp Inc.	1	23
FirstMerit Corp.	1	32
FNB Corp.	1	10
Fremont General Corp.	1	23
Fulton Financial Corp.	2	38
Greater Bay Bancorp.	1	18
Hudson United Bancorp.	1	25
Huntington Bancshares Inc.	3	76
Investors Financial Services Corp. (c)	1	35
KeyCorp	6	200
M&T Bank Corp.	1	134
Marshall & Ilsley Corp.	3	121
Mellon Financial Corp.	6	216
Mercantile Bankshares Corp.	1	65
National City Corp.	8	274
North Fork Bancorp. Inc. (c)	7	179
Northern Trust Corp.	3	151
Old National Bancorp.	1	22
Pacific Capital Bancorp.	1	23
Park National Corp. - 20

PNC Financial Services Group Inc.	4	267
Popular Inc.	4	75
Provident Bankshares Corp.	-	17
Regions Financial Corp.	7	235
Republic Bancorp Inc.	1	12
Sky Financial Group Inc.	2	44
South Financial Group Inc.	1	32
State Street Corp.	5	276
Sterling Bancshares Inc.	1	9
SunTrust Banks Inc.	5	388
Susquehanna Bancshares Inc.	1	19
SVB Financial Group (b)	-	23
Synovus Financial Corp.	4	103
TCF Financial Corp.	2	49
TD Banknorth Inc. (c)	1	35
Texas Regional Bancshares Inc. - Class A	1	18
Trustco Bank Corp.	1	13
Trustmark Corp.	1	23
UCBH Holdings Inc.	1	22
UnionBanCal Corp.	1	56
United Bankshares Inc.	1	20
US Bancorp.	27	820
Valley National Bancorp.	2	37
W Holding Co. Inc.	2	16
Wachovia Corp.	23	1,232
Webster Financial Corp.	1	39
Wells Fargo & Co.	25	1,549
Westamerica Bancorp.	1	27
Whitney Holding Corp.	1	23
Wilmington Trust Corp.	1	40
Wintrust Financial Corp.	-	20
Zions Bancorp.	2	120
		11,175

Commercial Services - 0.8%

Equifax Inc.	2	76
Moody’s Corp.	4	233
		309

Data Processing - 0.1%

MoneyGram International Inc.	1	35

Diversified Financial Services - 33.3%

Affiliated Managers Group Inc. (b) (c)	-	38
AG Edwards Inc.	1	52
American Express Co.	16	835
AmeriCredit Corp. (b) (c)	2	57
Ameriprise Financial Inc., 0.00%	3	131
Ameritrade Holding Corp. (b)	4	95
Bear Stearns Cos. Inc.	2	187
Capital One Financial Corp.	4	382
CapitalSource Inc. (b)	1	33
Charles Schwab Corp.	17	242

Chicago Mercantile Exchange Holdings Inc.	-	154
CIT Group Inc.	3	157
Citigroup Inc.	40	1,929
CompuCredit Corp. (b)	1	21
Countrywide Financial Corp.	9	301
Doral Financial Corp.	1	13
E*Trade Financial Corp. (b)	5	110
Eaton Vance Corp.	2	57
Fannie Mae	14	695
Federated Investors Inc. - Class B	2	56
First Marblehead Corp. (c)	-	16
Franklin Resources Inc.	2	197
Freddie Mac	10	664
Friedman Billings Ramsey Group Inc. - Class A (c)	2	23
Goldman Sachs Group Inc.	6	773
IndyMac Bancorp. Inc.	1	38
Investment Technology Group Inc. (b)	1	20
Janus Capital Group Inc.	3	63
Jefferies Group Inc.	1	32
JPMorgan Chase & Co.	49	1,961
Knight Capital Group Inc. (b)	1	15
LaBranche & Co. Inc. (b) (c)	1	10
Legg Mason Inc.	2	192
Lehman Brothers Holdings Inc.	4	522
MBNA Corp.	17	453
Merrill Lynch & Co. Inc.	13	849
Morgan Stanley	15	827
Nasdaq Stock Market Inc. (b)	1	33
National Financial Partners Corp.	1	27
Nuveen Investments Inc. - Class A	1	39
Piper Jaffray Cos. (b)	-	11
Raymond James Financial Inc.	1	32
SEI Investments Co.	1	39
SLM Corp.	6	344
SWS Group Inc.	-	7
TRowe Price Group Inc.	2	134
Waddell & Reed Financial Inc. - Class A	1	25
Westcorp	-	21
		12,912

Forest Products & Paper - 0.4%

Plum Creek Timber Co. Inc.	3	94
Rayonier Inc. (c)	1	47
		141

Insurance - 24.2%

ACE Ltd.	5	251
Aflac Inc.	7	345
Allstate Corp.	10	537
AMBAC Financial Group Inc.	2	122
American Financial Group Inc.	1	22
American International Group Inc.	30	2,040
American National Insurance Co.	-	27

AmerUs Group Co.	1	30
Aon Corp.	4	136
Arch Capital Group Ltd. (b)	-	27
Arthur J Gallagher & Co.	1	41
Assurant Inc.	2	73
Axis Capital Holdings Ltd.	2	60
Brown & Brown Inc. (c)	2	48
Chubb Corp.	3	289
Cincinnati Financial Corp.	2	98
Commerce Group Inc.	-	28
Conseco Inc. (b)	2	49
Delphi Financial Group	-	19
Endurance Specialty Holdings Ltd.	1	33
Erie Indemnity Co. - Class A	-	25
Everest Re Group Ltd.	1	93
Fidelity National Financial Inc.	2	84
First American Corp.	1	59
Genworth Financial Inc. - Class A	6	196
Hanover Insurance Group Inc.	1	31
Hartford Financial Services Group Inc.	4	377
HCC Insurance Holdings Inc.	2	50
Hilb Rogal & Hobbs Co.	-	18
Horace Mann Educators Corp.	1	11
IPC Holdings Ltd.	1	19
Jefferson-Pilot Corp.	2	111
Lincoln National Corp.	3	135
Loews Corp.	2	178
Markel Corp. (b)	-	42
Marsh & McLennan Cos. Inc.	8	248
MBIA Inc.	2	123
Mercury General Corp.	-	25
Metlife Inc.	6	297
MGIC Investment Corp.	1	93
Montpelier Re Holdings Ltd. (c)	1	22
Nationwide Financial Services	1	36
Ohio Casualty Corp.	1	26
Old Republic International Corp.	3	67
PartnerRe Ltd.	1	54
Philadelphia Consolidated Holding Co. (b)	-	24
Phoenix Cos. Inc. (c)	1	17
Platinum Underwriters Holdings Ltd.	1	21
PMI Group Inc.	1	60
Presidential Life Corp.	-	7
Principal Financial Group	4	207
ProAssurance Corp. (b)	-	22
Progressive Corp.	3	303
Protective Life Corp.	1	40
Prudential Financial Inc.	8	562
Radian Group Inc.	1	77
Reinsurance Group of America	-	20
RenaissanceRe Holdings Ltd.	1	49

Safeco Corp.	2	102
Selective Insurance Group	-	22
St. Paul Travelers Cos. Inc.	10	457
Stancorp Financial Group Inc.	1	40
Torchmark Corp.	2	88
Transatlantic Holdings Inc.	-	23
UICI	1	19
Unitrin Inc.	1	27
UnumProvident Corp. (c)	4	97
White Mountains Insurance Group Ltd.	-	65
Willis Group Holdings Ltd.	2	62
WR Berkley Corp.	2	77
XL Capital Ltd. - Class A	3	176
		9,359

Internet - 0.0%

Netbank Inc.	1	6

Real Estate - 0.5%

CB Richard Ellis Group Inc. - Class A (b)	1	55
Forest City Enterprises Inc. - Class A	1	31
Jones Lang LaSalle Inc.	-	24
St. Joe Co.	1	70
		180

Real Estate Investment Trusts - 9.6%

Alexandria Real Estate Equites Inc.	-	25
AMB Property Corp.	1	64
American Financial Realty Trust	2	22
American Home Mortgage Investment Corp.	1	19
Annaly Mortgage Management Inc.	2	17
Apartment Investment & Management Co.	1	55
Archstone-Smith Trust	3	133
Arden Realty Inc.	1	48
Avalonbay Communities Inc.	1	93
Boston Properties Inc.	2	125
Brandywine Realty Trust	1	25
BRE Properties Inc. - Class A	1	33
Camden Property Trust	1	40
Carramerica Realty Corp.	1	26
CBL & Associates Properties Inc.	1	35
Centerpoint Properties Trust	1	33
Colonial Properties Trust	1	29
Corporate Office Properties Trust SBI MD	1	23
Cousins Properties Inc.	1	17
Crescent Real Estate Equities Co.	1	26
Developers Diversified Realty Corp.	2	73
Duke Realty Corp.	2	74
Equity Inns Inc.	1	10
Equity Lifestyle Properties Inc.	-	12
Equity Office Properties Trust	6	184
Equity Residential	4	164
Essex Property Trust Inc.	-	30

Federal Realty Investors Trust	1	48
FelCor Lodging Trust Inc.	1	10
First Industrial Realty Trust Inc.	1	22
General Growth Properties Inc.	3	158
Glenborough Realty Trust Inc.	-	8
Health Care Property Investors Inc.	2	53
Health Care REIT Inc.	1	25
Healthcare Realty Trust Inc.	1	22
Highwoods Properties Inc.	1	19
Home Properties Inc.	-	18
Hospitality Properties Trust	1	36
Host Marriott Corp.	5	94
HRPT Properties Trust	3	28
IMPAC Mortgage Holdings Inc. (c)	1	9
iStar Financial Inc.	2	59
Kilroy Realty Corp.	-	26
Kimco Realty Corp.	3	98
Lexington Corporate Properties Trust	1	18
Liberty Property Trust (c)	1	57
Macerich Co.	1	56
Mack-Cali Realty Corp.	1	42
MeriStar Hospitality Corp. (b)	1	12
Mills Corp.	1	29
Nationwide Health Properties Inc.	1	20
New Century Financial Corp. (c)	1	28
New Plan Excel Realty Trust	2	37
Novastar Financial Inc. (c)	-	12
Pan Pacific Retail Properties Inc.	1	43
Penn Real Estate Investment Trust	1	21
Post Properties Inc.	1	20
Prentiss Properties Trust	1	27
Prologis	3	163
Public Storage Inc.	1	86
Realty Income Corp.	1	27
Reckson Associate Realty Corp.	1	39
Redwood Trust Inc.	-	13
Regency Centers Corp.	1	55
Saxon Capital Inc.	1	8
Shurgard Storage Centers Inc. - Class A	1	41
Simon Property Group Inc.	3	245
SL Green Realty Corp. (c)	1	48
Taubman Centers Inc.	1	28
Thornburg Mortgage Inc. (c)	1	38
Trizec Properties Inc. (c)	1	31
United Dominion Realty Trust Inc.	2	49
Ventas Inc.	2	52
Vornado Realty Trust	2	164
Washington Real Estate Investment Trust	1	16
Weingarten Realty Investors	1	43
		3,736

Savings & Loans - 4.0%

Anchor Bancorp. Inc.	-	9
Astoria Financial Corp.	2	48
Commercial Capital Bancorp.	1	10
Dime Community Bancshares	-	7
Downey Financial Corp.	-	19
First Niagara Financial Group Inc.	2	23
FirstFed Financial Corp. (b)	-	13
Golden West Financial Corp.	5	300
Harbor Florida Bancshares Inc.	-	11
Hudson City Bancorp. Inc.	9	103
Independence Community Bancorp.	1	47
MAF Bancorp Inc.	-	19
New York Community Bancorp. Inc. (c)	3	56
NewAlliance Bancshares Inc.	2	26
People’s Bank	1	25
PFF Bancorp Inc.	-	10
Provident Financial Services Inc.	1	19
Sovereign Bancorp Inc.	6	123
Washington Federal Inc.	1	27
Washington Mutual Inc.	15	638
		1,533

Software - 0.0%

Safeguard Scientifics Inc. (b)	3	5

Total Common Stocks (cost $35,460)	39,391

Short Term Investments - 2.4%

Money Market Funds - 0.1%

JNL Money Market Fund, 4.13% (a) (d)	61	61

Securities Lending Collateral - 2.3%

Mellon GSL Delaware Business Trust Collateral Fund (d)	877	877

Total Short Term Investments (cost $938)	938

Total Investments - 104.1% (cost $36,398)	40,329
Other Assets and Liabilities, Net - (4.1%)	(1,593)
Total Net Assets - 100%	$38,736

JNL/Mellon Capital Management Global 15 Fund

Percentage of Total
Industry Sector	Investments (e)
Financial	27.3%
Industrial	21.3%
Communications	11.9%
Consumer, Non-cyclical	11.5%
Energy	7.8%
Utilities	7.5%
Consumer, Cyclical	6.7%
Diversified	6.0%

100.0%

Common Stocks - 98.7%

Auto Parts & Equipment - 6.6%

GKN Plc	8,591	$42,567

Banks - 6.1%

BOC Hong Kong Holdings Ltd.	20,425	39,251

Diversified Financial Services - 5.8%

JPMorgan Chase & Co.	935	37,113

Electric - 7.4%

Scottish Power Plc	5,037	47,099

Holding Companies - Diversified - 5.9%

Citic Pacific Ltd.	13,580	37,568

Insurance - 8.9%

Royal & Sun Alliance Insurance Group	26,198	56,679

Manufacturing - 5.8%

General Electric Corp.	1,067	37,405

Oil & Gas - 7.7%

CNOOC Ltd.	72,595	49,154

Pharmaceuticals - 11.3%

Merck & Co. Inc.	1,212	38,557
Pfizer Inc.	1,449	33,789
		72,346

Real Estate - 6.2%

Hang Lung Properties Ltd.	25,276	39,444

Telecommunications - 11.8%

AT&T Inc.	1,512	37,028
BT Group Plc	10,012	38,369
		75,397

Transportation - 15.2%

MTR Corp.	21,681	42,642
Peninsular and Oriental Steam Navigation Co.	6,825	54,719
		97,361

Total Common Stocks (cost $556,641)	631,384

Short Term Investments - 1.3%

Securities Lending Collateral - 1.3%

Mellon GSL Delaware Business Trust Collateral Fund (d)	8,158	8,158

Total Short Term Investments (cost $8,158)	8,158

Total Investments - 100.0% (cost $564,799)	639,542
Other Assets and Liabilities, Net - 0.0%	130
Total Net Assets - 100%	$639,672

JNL/Mellon Capital Management Healthcare Sector Fund

Percentage of Total
Industry Sector	Investments (e)
Consumer, Non-cyclical	97.3%
Industrial	1.4%
Financial	0.9%
Money Market Investment	0.4%
100.0%

Common Stocks - 100.3%

Agriculture - 0.0%

Delta & Pine Land Co.	1	$34

Biotechnology - 13.6%

Affymetrix Inc. (b) (c)	3	146
Alexion Pharmaceuticals Inc. (b) (c)	1	25
Amgen Inc. (b)	58	4,540
Applera Corp. - Celera Genomics Group (b)	4	40
Biogen Idec Inc. (b)	16	713
Bio-Rad Laboratories Inc. - Class A (b)	1	54
Cell Genesys Inc. (b) (c)	1	9
Charles River Laboratories International Inc. (b)	3	142
Chiron Corp. (b)	5	225
Clegene Corp. (b) (c)	8	510
CuraGen Corp. (b) (c)	1	3
Enzo Biochem Inc. (b)	1	14
Enzon Pharmaceuticals Inc. (b)	1	11
Genentech Inc. (b)	22	2,001
Genzyme Corp. (b)	12	854
Human Genome Sciences Inc. (b) (c)	6	54
ICOS Corp. (b) (c)	3	77
Incyte Corp. (b)	4	22
InterMune Inc. (b) (c)	1	19
Invitrogen Corp. (b) (c)	2	163
Medimmune Inc. (b)	12	408
Millennium Pharmaceuticals Inc. (b) (c)	14	140
Millipore Corp. (b)	2	154
Myriad Genetics Inc. (b)	2	31
Nektar Therapeutics (b)	4	67
Protein Design Labs Inc. (b) (c)	5	150
Regeneron Pharmaceuticals Inc. (b)	1	23
Savient Pharmaceuticals Inc. (b) (c)	2	9
Telik Inc. (b) (c)	3	43
Vertex Pharmaceuticals Inc. (b) (c)	4	120

10,767

Commercial Services - 0.0%

Albany Molecular Research Inc. (b)	1	8
Parexel International Corp. (b)	1	21
		29

Distribution & Wholesale - 0.1%

Owens & Minor Inc.	2	54

Electronics - 1.4%

Applera Corp. - Applied Biosystems Group	9	249
Fisher Scientific International Inc. (b)	6	353
Molecular Devices Corp. (b)	1	20
Thermo Electron Corp. (b)	7	225
Varian Inc. (b)	2	65
Waters Corp. (b)	5	197
		1,109

Healthcare Products - 28.2%

Advanced Medical Optics Inc. (b)	3	129
Alcon Inc.	4	472
American Medical Systems Holdings Inc. (b)	3	49
Arthrocare Corp. (b)	1	50
Bausch & Lomb Inc.	2	167
Baxter International Inc.	29	1,089
Beckman Coulter Inc.	3	163
Becton Dickinson & Co.	11	656
Biomet Inc.	11	395
Biosite Inc. (b) (c)	1	44
Boston Scientific Corp. (b)	27	667
Cooper Cos. Inc.	2	108
CR Bard Inc.	5	321
Cyberonics Inc. (b)	1	30
Cytyc Corp. (b)	5	151
Dade Behring Holdings Inc.	4	172
Datascope Corp.	-	16
Dentsply International Inc.	3	173
Diagnostic Products Corp.	1	58
Edwards Lifesciences Corp. (b)	3	118
Gen-Probe Inc. (b)	2	115
Guidant Corp.	15	1,001
Haemonetics Corp. (b)	1	59
Henry Schein Inc. (b)	4	179
Hillenbrand Industries Inc.	3	137
Hologic Inc. (b)	2	81
Idexx Laboratories Inc. (b)	2	115
Immucor Inc. (b)	2	51
Inamed Corp. (b)	2	137
Intuitive Surgical Inc. (b)	2	199
Invacare Corp.	2	48
Johnson & Johnson	139	8,333
Kinetic Concepts Inc. (b)	2	91
Kyphon Inc. (b)	2	71

Medtronic Inc.	56	3,248
Mentor Corp. (c)	2	86
Patterson Cos. Inc. (b)	5	180
PolyMedica Corp.	1	33
PSS World Medical Inc. (b)	3	48
Resmed Inc. (b)	3	122
Respironics Inc. (b)	3	127
St. Jude Medical Inc. (b)	17	856
STERIS Corp.	3	82
Stryker Corp.	13	579
Sybron Dental Specialties Inc. (b)	2	74
Techne Corp. (b)	2	97
Varian Medical Systems Inc. (b)	6	308
Ventana Medical Systems Inc. (b)	2	66
Viasys Healthcare Inc. (b)	1	34
Zimmer Holdings Inc. (b)	11	773
		22,358

Healthcare Services - 16.2%

Aetna Inc.	13	1,259
American Healthways Inc. (b)	2	71
AMERIGROUP Corp. (b)	2	40
Apria Healthcare Group Inc. (b)	3	62
Beverly Enterprises Inc. (b)	5	56
Centene Corp. (b)	2	53
Community Health Systems Inc. (b)	4	157
Covance Inc. (b)	3	144
Coventry Health Care Inc. (b)	8	429
DaVita Inc. (b)	5	235
HCA Inc.	19	947
Health Management Associates Inc.	11	237
Health Net Inc. (b)	5	277
Humana Inc. (b)	7	405
Laboratory Corp. (b)	6	334
LifePoint Hospitals Inc. (b)	2	86
Lincare Holdings Inc. (b)	5	196
Manor Care Inc.	4	148
Odyssey HealthCare Inc. (b)	1	26
Pediatrix Medical Group Inc. (b)	1	98
Psychiatric Solutions Inc. (b)	1	73
Quest Diagnostics Inc. (c)	7	372
Renal Care Group Inc. (b)	3	143
Sierra Health Services Inc. (b)	1	93
Sunrise Senior Living Inc. (b) (c)	2	53
Tenet Healthcare Corp. (b) (c)	22	167
Triad Hospitals Inc. (b)	4	157
United Surgical Partners International Inc. (b) (c)	2	67
UnitedHealth Group Inc.	64	3,950
Universal Health Services Inc.	3	120
WellPoint Inc. (b)	30	2,425
		12,880

Insurance - 0.9%

Cigna Corp.	6	690

Internet - 0.0%

eResearch Technology Inc. (b) (c)	2	23

Pharmaceuticals - 39.9%

Abbott Laboratories	73	2,865
Abgenix Inc. (b) (c)	4	88
Alkermes Inc. (b)	4	81
Allergan Inc.	6	676
Alpharma Inc. - Class A	2	54
American Pharmaceutical Partners Inc. (b)	1	46
Amylin Pharmaceuticals Inc. (b)	5	185
Barr Laboratories Inc. (b)	4	267
Bristol-Myers Squibb Co.	91	2,095
Caremark Rx Inc. (b)	21	1,088
Cell Therapeutics Inc. (b) (c)	2	4
Cephalon Inc. (b) (c)	3	175
Cubist Pharmaceuticals Inc. (b)	3	59
CV Therapeutics Inc. (b) (c)	2	53
Eli Lilly & Co.	45	2,553
Endo Pharmaceuticals Holdings Inc. (b)	5	156
Express Scripts Inc. (b)	6	484
Forest Laboratories Inc. (b)	16	664
Gilead Sciences Inc. (b)	21	1,125
Hospira Inc. (b)	7	318
ImClone Systems Inc. (b)	3	108
IVAX Corp. (b)	10	310
King Pharmaceuticals Inc. (b)	11	190
Medarex Inc. (b)	5	74
Medco Health Solutions Inc. (b)	14	800
Medicines Co. (b) (c)	2	40
Medics Pharmaceutical Corp. (c)	3	81
Merck & Co. Inc.	103	3,269
MGI Pharma Inc. (b)	4	61
Mylan Laboratories Inc.	10	204
Nabi Biopharmaceuticals (b)	2	8
Neurocrine Biosciences Inc. (b)	2	106
Noven Pharmaceuticals Inc. (b)	1	12
NPS Pharmaceuticals Inc. (b)	2	22
Onyx Pharmaceuticals Inc. (b)	2	56
OSI Pharmaceuticals Inc. (b)	3	76
Par Pharmaceutical Cos. Inc. (b) (c)	2	50
Perrigo Co.	4	63
Pfizer Inc.	347	8,085
Pharmaceutical Product Development Inc.	2	143
Schering-Plough Corp.	69	1,436
Sepracor Inc. (b) (c)	5	253
Taro Pharmaceutical Industries Ltd. (b) (c)	1	11
Trimeris Inc. (b) (c)	1	6
United Therapeutics Corp. (b)	1	74

Valeant Pharmaceutical International	5	83
Watson Pharmaceuticals Inc. (b)	5	160
Wyeth	62	2,867
		31,684

Total Common Stocks (cost $75,431)	79,628

Short Term Investments - 3.0%

Money Market Funds - 0.4%

JNL Money Market Fund, 4.13% (a) (d)	295	295

Securities Lending Collateral - 2.6%

Mellon GSL Delaware Business Trust Collateral Fund (d)	2,110	2,110

Total Short Term Investments (cost $2,405)	2,405

Total Investments - 103.3% (cost $77,836)	82,033
Other Assets and Liabilities, Net - (3.3%)	(2,621)
Total Net Assets - 100%	$79,412

JNL/Mellon Capital Management JNL 5 Fund

Percentage of Total
Industry Sector	Investments (e)
Consumer, Non-cyclical	27.4%
Industrial	18.2%
Energy	12.6%
Financial	10.0%
Consumer, Cyclical	9.7%
Communications	9.2%
Basic Materials	5.2%
Money Market Investment	3.2%
Technology	1.9%
Utilities	1.4%
Diversified	1.2%
100.0%

Common Stocks - 98.1%

Aerospace & Defense - 0.9%

Goodrich Corp.	284	$11,690

Agriculture - 2.0%

Archer-Daniels-Midland Co.	1,036	25,544

Auto Manufacturers - 0.9%

General Motors Corp. (c)	580	11,262

Auto Parts & Equipment - 1.3%

GKN Plc	3,384	16,769

Banks - 1.2%

BOC Hong Kong Holdings Ltd.	8,049	15,467

Building Materials - 1.0%

NCI Building Systems Inc. (b)	126	5,356
Texas Industries Inc.	135	6,706
		12,062

Chemicals - 2.7%

E.I. du Pont de Nemours & Co. (c)	472	20,050
Kronos Worldwide Inc.	205	5,935
PPG Industries Inc.	135	7,836
		33,821

Computers - 0.2%

SI International Inc. (b)	69	2,121

Diversified Financial Services - 5.4%

Accredited Home Lenders Holding Co. (b) (c)	132	6,525
Citigroup Inc.	480	23,296
JPMorgan Chase & Co.	986	39,140
		68,961

Electric - 1.5%

Scottish Power Plc	1,984	18,551

Electrical Components & Equipment - 1.9%

Emerson Electric Co.	131	9,819
Hubbell Inc. - Class B	176	7,959
Intermagnetics General Corp. (b)	148	4,719
Ultralife Batteries Inc. (b)	81	970
		23,467

Electronics - 0.6%

II-VI Inc. (b)	155	2,766
Paxar Corp. (b)	247	4,846
		7,612

Environmental Control - 1.2%

Aleris International Inc. (b)	181	5,850
Waste Management Inc.	308	9,342
		15,192

Food - 2.6%

Fresh Del Monte Produce Inc. (c)	280	6,387
General Mills Inc.	185	9,149
Kraft Foods Inc. (c)	259	7,291
Sanderson Farms Inc.	127	3,868
United Natural Foods Inc. (b)	249	6,575
		33,270

Forest Products & Paper - 1.3%

International Paper Co.	220	7,381
Weyerhaeuser Co.	137	9,093
		16,474

Hand & Machine Tools - 0.6%

Stanley Works	169	8,129

Healthcare Products - 1.3%

LCA-Vision Inc. (c)	125	5,951
TLC Vision Corp. (b) (c)	386	2,491
Ventana Medical Systems Inc. (b)	185	7,824
		16,266

Healthcare Services - 8.4%

Aetna Inc.	370	34,932
Psychiatric Solutions Inc. (b)	124	7,290
UnitedHealth Group Inc.	525	32,606
WellPoint Inc. (b)	402	32,064
		106,892

Holding Companies - Diversified - 1.2%

Citic Pacific Ltd.	5,409	14,964

Home Builders - 0.8%

Meritage Corp. (b)	159	10,024

Home Furnishings - 0.9%

Whirlpool Corp.	134	11,240

Household Products - 1.3%

Jarden Corp. (b) (c)	262	7,903
Kimberly-Clark Corp.	140	8,362
		16,265

Insurance - 1.8%

Royal & Sun Alliance Insurance Group	10,314	22,314

Internet - 0.7%

Websense Inc. (b) (c)	145	9,493

Iron & Steel - 0.3%

Chaparral Steel Co. (b)	120	3,624

Leisure Time - 0.3%

Nautilus Inc. (c)	209	3,893

Manufacturing - 3.7%

General Electric Corp.	1,054	36,948
SPX Corp.	209	9,563
		46,511

Media - 1.0%

Dow Jones & Co. Inc. (c)	214	7,603
Quebecor World Inc. (c)	348	4,735
		12,338

Metal Fabrication & Hardware - 1.9%

Commercial Metals Co.	367	13,770
Maverick Tube Corp. (b) (c)	264	10,517
		24,287

Mining - 1.0%

Freeport-McMoRan Copper & Gold Inc. (c)	243	13,050

Office & Business Equipment - 0.7%

Pitney Bowes Inc.	199	8,415

Office Furnishings - 0.7%

Avery Dennison Corp.	154	8,496

Oil & Gas - 8.2%

Atwood Oceanics Inc. (b)	94	7,306
CNOOC Ltd.	28,588	19,357
ConocoPhillips	214	12,445
Harvest Natural Resources Inc. (b) (c)	237	2,104
Petroleum Development Corp. (b)	87	2,889
Swift Energy Co. (b)	174	7,837
Valero Energy Corp.	1,016	52,446
		104,384

Oil & Gas Services - 3.7%

Halliburton Co.	588	36,447
Superior Energy Services (b)	474	9,986
		46,433

Packaging & Containers - 1.0%

Grief Inc.	69	4,581
Packaging Corp. (c)	352	8,086
		12,667

Pharmaceuticals - 8.9%

Caremark Rx Inc. (b)	586	30,337
Eli Lilly & Co.	162	9,193
Mannatech Inc.	158	2,187
Merck & Co. Inc.	1,197	38,084
Pfizer Inc.	1,431	33,378
		113,179

Real Estate - 1.2%

Hang Lung Properties Ltd.	9,958	15,540

Real Estate Investment Trusts - 0.5%

LaSalle Hotel Properties	175	6,412

Retail - 4.4%

Charming Shoppes Inc. (b)	700	9,235
Guitar Center Inc. (b)	157	7,854
Jack in The Box Inc. (b)	225	7,869
JC Penney Corp. Inc.	558	31,014
		55,972

Software - 1.1%

Ansys Inc. (b)	183	7,823
Verint Systems Inc. (b)	175	6,031
		13,854

Telecommunications - 7.9%

Alltel Corp.	157	9,894
AT&T Inc.	1,493	36,564
BT Group Plc	3,945	15,120
Sprint Nextel Corp. (c)	931	21,740
Verizon Communications Inc.	572	17,220

100,538

Tobacco - 2.2%

Altria Group Inc.	378	28,258

Toys & Hobbies - 1.2%

Jakks Pacific Inc. (b) (c)	164	3,431
Mattel Inc.	473	7,488
RC2 Corp. (b) (c)	114	4,062
		14,981

Transportation - 6.5%

EGL Inc. (b)	268	10,077
Forward Air Corp.	171	6,259
MTR Corp.	8,162	16,053
Norfolk Southern Corp.	638	28,617
Peninsular and Oriental Steam Navigation Co.	2,687	21,543
		82,549

Total Common Stocks (cost $1,173,174)	1,243,231

Short Term Investments - 9.4%

Money Market Funds - 3.2%

JNL Money Market Fund, 4.13% (a) (d)	41,226	41,226

Securities Lending Collateral - 6.2%

Mellon GSL Delaware Business Trust Collateral Fund (d)	76,837	76,837

Total Short Term Investments (cost $118,063)	118,063

Total Investments - 107.5% (cost $1,291,237)	1,361,294
Other Assets and Liabilities, Net - (7.5%)	(94,563)
Total Net Assets - 100%	$1,266,731

JNL/Mellon Capital Management Nasdaq 15 Fund

Percentage of Total
Industry Sector	Investments (e)
Technology	40.2%
Communications	30.6%
Consumer, Cyclical	23.6%
Industrial	2.7%
Consumer, Non-cyclical	1.6%
Money Market Investment	1.3%
100.0%

Common Stocks - 96.9%

Auto Manufacturers - 4.5%

Paccar Inc.	27	$1,867

Computers - 2.4%

Cognizant Technology Solutions Corp. (b)	20	1,030

Electronics - 2.6%

Garmin Ltd. (c)	17	1,110

Entertainment - 2.2%

Pixar (b)	18	941

Healthcare Services - 1.6%

Lincare Holdings Inc. (b)	16	654

Internet - 4.1%

Symantec Corp. (b)	98	1,719

Retail - 18.8%

Sears Holdings Corp. (b) (c)	14	1,588
Staples Inc.	116	2,631
Starbucks Corp. (b)	123	3,699
		7,918

Software - 34.8%

Adobe Systems Inc.	74	2,719
Autodesk Inc.	35	1,522
Citrix Systems Inc. (b)	26	749
Oracle Corp. (b)	792	9,665
		14,655

Wireless Telecommunications - 25.9%

Qualcomm Inc.	254	10,926

Total Common Stocks (cost $39,751)	40,820

Short Term Investments - 7.6%

Money Market Funds - 1.3%

JNL Money Market Fund, 4.13% (a) (d)	541	541

Securities Lending Collateral - 6.3%

Mellon GSL Delaware Business Trust Collateral Fund (d)	2,673	2,673

Total Short Term Investments (cost $3,214)	3,214

Total Investments - 104.5% (cost $42,965)	44,034
Other Assets and Liabilities, Net - (4.5%)	(1,895)
Total Net Assets - 100%	$42,139

JNL/Mellon Capital Management Oil & Gas Sector Fund

Percentage of Total
Industry Sector	Investments (e)
Energy	99.4%
Utilities	0.3%
Industrial	0.3%
100.0%

Common Stocks - 101.2%

Electric - 0.3%

Dynegy Inc. - Class A (b) (c)	45	$217
OGE Energy Corp.	15	393
		610

Engineering & Construction - 0.2%

McDermott International Inc. (b)	10	430

Metal Fabrication & Hardware - 0.2%

Maverick Tube Corp. (b) (c)	7	280

Oil & Gas - 81.2%

Amerada Hess Corp. (c)	13	1,685
Anadarko Petroleum Corp.	36	3,456
Apache Corp.	53	3,646
Atwood Oceanics Inc. (b)	2	172
Burlington Resources Inc.	60	5,170
Cabot Oil & Gas Corp. - Class A	8	358
Cheniere Energy Inc. (b) (c)	8	310
Chesapeake Enegy Corp. (c)	54	1,721
Chevron Corp.	360	20,446
Cimarex Energy Co. (b)	13	566
Comstock Resources Inc. (b)	7	210
ConocoPhillips	203	11,801
Denbury Resources Inc. (b)	18	404
Devon Energy Corp.	72	4,508
Diamond Offshore Drilling Inc. (c)	10	684
Encore Acquisition Co. (b)	8	245
ENSCO International Inc.	25	1,097
EOG Resources Inc.	39	2,841
Exxon Mobil Corp.	804	45,138
Forest Oil Corp. (b) (c)	9	389
Frontier Oil Corp.	9	336
GlobalSantaFe Corp.	36	1,722
Grey Wolf Inc. (b) (c)	32	244
Helmerich & Payne Inc. (c)	8	466
Holly Corp.	4	244
Houston Exploration Co. (b)	5	246
KCS Energy Inc. (b)	8	201
Kerr-McGee Corp.	17	1,530
Marathon Oil Corp.	59	3,613
Murphy Oil Corp.	28	1,521
Nabors Industries Ltd. (b)	26	1,953
Newfield Exploration Co. (b) (c)	21	1,035
Noble Corp. (c)	21	1,502
Noble Energy Inc.	28	1,135
Occidental Petroleum Corp.	64	5,110
Parker Drilling Co. (b)	16	174
Patterson-UTI Energy Inc.	27	896
Pioneer Natural Resources Co. (c)	23	1,203
Plains Exploration & Production Co. (b)	13	498
Pogo Producing Co.	9	470

Pride International Inc. (b)	25	783
Quicksilver Resources Inc. (b) (c)	9	368
Range Resources Corp.	21	548
Rowan Cos Inc.	17	614
Southwestern Energy Co. (b)	27	957
St. Mary Land & Exploration Co. (c)	9	347
Stone Energy Corp. (b) (c)	4	191
Sunoco Inc.	22	1,762
Swift Energy Co. (b)	5	213
Tesoro Corp.	11	665
Todco - Class A (b)	10	375
Transocean Inc. (b)	52	3,628
Unit Corp. (b)	6	347
Valero Energy Corp.	99	5,105
Vintage Petroleum Inc.	9	471
Whiting Petroleum Corp. (b)	6	242
XTO Energy Inc.	56	2,482
		148,044

Oil & Gas Services - 16.2%

Baker Hughes Inc.	54	3,293
BJ Services Co.	53	1,928
Cal Dive International Inc. (b)	12	418
Cooper Cameron Corp. (b)	18	734
Core Laboratories NV (b)	4	165
FMC Technologies Inc. (b)	11	483
Global Industries Ltd. (b)	13	146
Grant Prideco Inc. (b)	20	888
Halliburton Co.	82	5,068
Hanover Compressor Co. (b)	16	221
Hydril (b)	3	206
Input/Output Inc. (b)	12	83
Lone Star Technologies Inc. (b)	5	248
National Oilwell Varco Inc. (b)	28	1,769
Newpark Resources Inc. (b)	15	111
Oceaneering International Inc. (b)	4	208
Schlumberger Ltd.	94	9,137
SEACOR Holdings Inc. (b)	3	218
Smith International Inc.	35	1,285
Superior Energy Services (b)	12	260
Tidewater Inc.	9	387
Veritas DGC Inc. (b)	5	187
Weatherford International Ltd. (b)	56	2,022
		29,465

Pipelines - 3.0%

El Paso Corp. (c)	101	1,224
Kinder Morgan Inc.	18	1,629
Western Gas Resources Inc.	10	492
Williams Cos. Inc.	91	2,101
		5,446

Transportation - 0.1%

Offshore Logistics Inc. (b)	4	109

Total Common Stocks (cost $161,851)	184,384

Short Term Investments - 4.9%

Securities Lending Collateral - 4.9%

Mellon GSL Delaware Business Trust Collateral Fund (d)	8,847	8,847

Total Short Term Investments (cost $8,847)	8,847

Total Investments - 106.1% (cost $170,698)	193,231
Other Assets and Liabilities, Net - (6.1%)	(11,169)
Total Net Assets - 100%	$182,062

JNL/Mellon Capital Management Select Small-Cap Fund

Percentage of Total
Industry Sector	Investments (e)
Industrial	27.6%
Consumer, Cyclical	19.3%
Consumer, Non-cyclical	18.4%
Energy	16.9%
Technology	6.9%
Financial	5.4%
Communications	3.9%
Basic Materials	1.6%
100.0%

Common Stocks - 98.5%

Building Materials - 4.8%

NCI Building Systems Inc. (b) (c)	282	$11,989
Texas Industries Inc.	301	15,012
		27,001

Computers - 0.9%

SI International Inc. (b)	154	4,697

Diversified Financial Services - 2.7%

Accredited Home Lenders Holding Co. (b) (c)	293	14,547

Electrical Components & Equipment - 2.4%

Intermagnetics General Corp. (b)	347	11,080
Ultralife Batteries Inc. (b) (c)	183	2,200
		13,280

Electronics - 3.2%

II-VI Inc. (b)	361	6,445
Paxar Corp. (b)	552	10,839
		17,284

Environmental Control - 2.4%

Aleris International Inc. (b)	404	13,030

Food - 4.2%

Sanderson Farms Inc. (c)			278	8,494
United Natural Foods Inc. (b)	557	14,717

23,211

Healthcare Products - 6.8%

LCA-Vision Inc. (c)	279	13,256
TLC Vision Corp. (b)	883	5,697
Ventana Medical Systems Inc. (b)	432	18,275
		37,228

Healthcare Services - 3.0%

Psychiatric Solutions Inc. (b) (c)	278	16,326

Home Builders - 4.1%

Meritage Corp. (b)	356	22,415

Household Products - 3.2%

Jarden Corp. (b) (c)	585	17,648

Internet - 3.9%

Websense Inc. (b) (c)	323	21,219

Iron & Steel - 1.6%

Chaparral Steel Co. (b)	283	8,562

Leisure Time - 1.6%

Nautilus Inc. (c)	456	8,511

Metal Fabrication & Hardware - 9.9%

Commercial Metals Co.	814	30,575
Maverick Tube Corp. (b)	590	23,516
		54,091

Oil & Gas - 8.3%

Atwood Oceanics Inc. (b)	209	16,307
Harvest Natural Resources Inc. (b) (c)	510	4,526
Petroleum Development Corp. (b)	205	6,840
Swift Energy Co. (b)	388	17,495
		45,168

Oil & Gas Services - 4.1%

Superior Energy Services (b)	1,060	22,324

Packaging & Containers - 1.8%

Grief Inc.	152	10,094

Pharmaceuticals - 0.9%

Mannatech Inc. (c)	351	4,846

Real Estate Investment Trusts - 2.6%

LaSalle Hotel Properties	389	14,290

Retail - 10.2%
Charming Shoppes Inc. (b) (c)	1,564	20,639
Guitar Center Inc. (b) (c)	351	17,535
Jack in The Box Inc. (b) (c)	503	17,569
		55,743

Software - 6.0%

Ansys Inc. (b)	431	18,406
Verint Systems Inc. (b)	411	14,180
		32,586

Toys & Hobbies - 3.1%

Jakks Pacific Inc. (b) (c)	365	7,651
RC2 Corp. (b) (c)	266	9,454
		17,105

Transportation - 6.8%

EGL Inc. (b)	600	22,526
Forward Air Corp.	400	14,674
		37,200

Total Common Stocks (cost $462,380)	538,406

Short Term Investments - 10.9%

Securities Lending Collateral - 10.9%

Mellon GSL Delaware Business Trust Collateral Fund (d)	59,808	59,808

Total Short Term Investments (cost $59,808)	59,808

Total Investments - 109.4% (cost $522,188)	598,214
Other Assets and Liabilities, Net - (9.4%)	(51,396)
Total Net Assets - 100%	$546,818

JNL/Mellon Capital Management Technology Sector Fund

Percentage of Total
Industry Sector	Investments (e)
Technology	70.1%
Communications	28.4%
Industrial	0.6%
Consumer, Cyclical	0.5%
Money Market Investment	0.4%
100.0%

Common Stocks - 101.1%

Commercial Services - 0.2%

DST Systems Inc. (b)	2	$92

Computers - 25.8%

Advanced Digital Information Corp. (b)	2	16
Agilysis Inc.	1	15
Anteon International Corp. (b)	1	44
Apple Computer Inc. (b)	20	1,465
Brocade Communications Systems Inc. (b)	7	27
CACI International Inc. - Class A (b)	1	41
Cadence Design Systems Inc. (b) (c)	7	111
Ciber Inc. (b) (c)	2	10
Cognizant Technology Solutions Corp. (b)	3	170
Computer Sciences Corp. (b)	5	230
Dell Inc. (b)	53	1,602
Diebold Inc.	2	67

Electronic Data Systems Corp.	13	306
Electronics for Imaging (b)	1	36
EMC Corp. (b)	58	792
Gateway Inc. (b)	5	13
Hewlett-Packard Co.	70	2,001
Hutchinson Technology Inc. (b) (c)	1	19
Imation Corp.	1	37
InFocus Corp. (b)	1	3
Intergraph Corp. (b)	1	32
International Business Machines Corp.	39	3,199
Jack Henry & Associates Inc.	2	34
Kronos Inc. (b)	1	33
Lexmark International Inc. (b) (c)	3	131
Maxtor Corp. (b)	6	43
McData Corp. - Class A (b) (c)	3	10
Mentor Graphics Corp. (b)	2	19
Mercury Computer Systems Inc. (b)	-	10
Micros Systems Inc. (b)	1	45
M-Systems Flash Disk Pioneers (b)	1	28
NCR Corp. (b)	4	153
Network Appliance Inc. (b)	9	241
Palm Inc. (b) (c)	1	35
Perot Systems Corp. (b)	2	27
Quantum Corp. (b)	5	15
Radisys Corp. (b)	-	7
Reynolds & Reynolds Co. - Class A	2	44
SanDisk Corp. (b)	5	283
Seagate Technology (b)	9	186
Silicon Storage Technology Inc. (b)	2	10
SRA International Inc. - Class A (b)	1	24
Sun Microsystems Inc. (b)	83	347
Synopsys Inc. (b)	3	70
Unisys Corp. (b)	8	48
Western Digital Corp. (b)	5	99
		12,178

Data Processing - 0.3%

CSG Systems International (b)	1	24
Fair Isaac Corp.	2	72
Filenet Corp. (b)	1	27
		123

Distribution & Wholesale - 0.3%

Ingram Micro Inc.- Class A (b)	3	69
Tech Data Corp. (b)	1	57
United Stationers Inc. (b)	1	39
		165

Diversified Machinery - 0.3%

Intermec Inc. (b)	1	40
Presstek Inc. (b) (c)	1	6
Zebra Technologies Corp (b)	2	75
		121

E - Commerce - 0.1%

Agile Software Corp. (b)	1	6
Ariba Inc. (b)	2	12
webMethods Inc. (b)	1	8
		26

Electrical Components & Equipment - 0.2%

American Power Conversion Corp.	4	96

Electronics - 0.1%

Cymer Inc. (b)	1	30

Engineering & Construction - 0.0%

Dycom Industries Inc. (b)	1	22

Entertainment - 0.0%

Macrovision Corp. (b)	1	22

Home Furnishings - 0.0%

Audiovox Corp. (b)	-	6

Internet - 9.7%

Akamai Technologies Inc. (b)	4	74
Avocent Corp. (b)	1	34
Check Point Software Technologies (b)	4	88
Digital River Inc. (b) (c)	1	25
Earthlink Inc. (b)	3	36
Entrust Inc. (b)	1	5
F5 Networks Inc. (b)	1	52
Google Inc. - Class A (b)	5	2,018
Infospace Inc. (b)	1	17
Internet Security Systems (b)	1	18
Interwoven Inc. (b)	1	6
Keynote Systems Inc. (b)	-	4
Matrixone Inc. (b)	1	5
McAfee Inc. (b)	4	112
Openwave Systems Inc. (b)	2	39
PC-Tel Inc. (b)	-	4
RealNetworks Inc. (b)	3	20
RSA Security Inc. (b)	2	18
S1 Corp. (b)	1	6
SonicWALL Inc. (b)	1	9
Symantec Corp. (b)	29	509
TIBCO Software Inc. (b)	5	35
United Online Inc.	1	20
VeriSign Inc. (b)	6	134
Vignette Corp. (b)	1	13
Watchguard Technologies Inc. (b)	1	2
Websense Inc. (b)	1	37
Yahoo! Inc. (b) (c)	32	1,272
4,612

Office & Business Equipment - 1.3%

IKON Office Solutions Inc.	3	29
Pitney Bowes Inc.	6	236
Xerox Corp. (b)	23	339
		604

Pharmaceuticals - 0.0%

Accelrys Inc. (b)	-	4

Retail - 0.0%

Insight Enterprises Inc. (b)	1	23

Semiconductors - 22.8%

Actel Corp. (b)	1	7
Advanced Micro Devices Inc. (b)	10	302
Agere Systems Inc. (b)	4	56
Altera Corp. (b)	9	166
Amkor Technology Inc. (b) (c)	2	14
Analog Devices Inc.	9	321
Applied Materials Inc.	39	709
Applied Micro Circuits Corp. (b)	7	18
Asyst Technologies Inc. (b)	1	8
Atmel Corp. (b)	11	33
ATMI Inc. (b)	1	26
Axcelis Technologies Inc. (b)	3	13
Broadcom Corp. - Class A (b)	7	316
Brooks Automation Inc. (b)	2	22
Cabot Microelectronics Corp. (b)	1	17
Cirrus Logic Inc. (b)	2	11
Cohu Inc.	-	10
Conexant Systems Inc. (b)	12	27
Credence Systems Corp. (b)	2	16
Cree Inc. (b)	2	48
Cypress Semiconductor Corp. (b) (c)	3	45
DSP Group Inc. (b)	1	16
Emulex Corp. (b)	2	40
ESS Technology (b)	1	2
Exar Corp. (b)	1	10
Fairchild Semiconductor International Inc. (b)	3	49
Freescale Semiconductor Inc. (b)	10	247
Integrated Device Technology Inc. (b)	5	66
Intel Corp.	149	3,709
International Rectifier Corp. (b)	2	56
Intersil Corp.	4	95
KLA-Tencor Corp.	5	234
Kopin Corp. (b)	2	11
Kulicke & Soffa Industries Inc. (b)	1	9
Lam Research Corp. (b)	3	121
Lattice Semiconductor Corp. (b)	3	12
Linear Technology Corp.	7	270
LSI Logic Corp. (b)	9	74
LTX Corp. (b)	1	6
Marvell Tech Group Ltd. (b)	5	306

Maxim Integrated Products Inc.	8	288
MEMC Electronic Materials Inc. (b)	4	81
Micrel Inc. (b)	2	19
Microchip Technology Inc.	5	166
Micron Technology Inc. (b) (c)	15	198
Microsemi Corp. (b)	1	38
Mindspeed Technologies Inc. (b) (c)	2	5
National Semiconductor Corp.	8	220
Novellus Systems Inc. (b)	3	83
Nvidia Corp. (b)	4	142
Omnivision Technologies Inc. (b) (c)	1	29
Photroncis Inc. (b)	1	15
PMC - Sierra Inc. (b)	4	34
Power Integrations Inc. (b)	1	19
QLogic Corp. (b)	2	69
Rambus Inc. (b)	2	37
Semtech Corp. (b)	2	32
Silicon Image Inc. (b)	2	19
Silicon Laboratories Inc. (b)	1	35
Skyworks Solutions Inc. (b)	3	18
Teradyne Inc. (b)	5	69
Tessera Technologies Inc. (b)	1	26
Texas Instruments Inc.	42	1,333
Transmeta Corp. (b) (c)	3	4
Triquint Semiconductor Inc. (b)	4	17
Ultratech Inc. (b)	-	7
Varian Semiconductor Equipment Associates Inc. (b)	1	37
Vitesse Semiconductor Inc. (b)	6	12
Xilinx Inc.	8	212
Zoran Corp. (b)	1	17
10,799

Software - 20.9%

Actuate Corp. (b)	1	4
Adobe Systems Inc.	15	542
Advent Software Inc. (b)	1	15
Ansys Inc. (b)	1	35
Autodesk Inc.	6	241
BEA Systems Inc. (b)	9	89
BMC Software Inc. (b)	5	110
Borland Software Corp. (b)	2	13
Cerner Corp. (b)	1	67
Citrix Systems Inc. (b)	4	125
Computer Associates International Inc.	11	320
Compuware Corp. (b)	8	75
Dendrite International Inc. (b)	1	13
Hyperion Solutions Corp. (b)	1	49
IDX Systems Corp. (b)	-	21
Informatica Corp. (b)	2	27
Inter-Tel Inc.	1	11
Intuit Inc. (b)	4	217
JDA Software Group Inc. (b)	1	12

Keane Inc. (b)	1	14
Mercury Interactive Corp. (b)	2	58
Micromuse Inc. (b)	2	21
Microsoft Corp.	231	6,044
MRO Software Inc. (b)	-	5
NDCHealth Corp. (b)	1	17
NetIQ Corp. (b)	1	17
Novell Inc. (b)	9	80
Oracle Corp. (b)	96	1,172
Packeteer Inc. (b)	1	5
Parametric Technology Corp. (b)	7	40
Progress Software Corp. (b)	1	28
Quest Software Inc. (b)	1	17
Red Hat Inc. (b) (c)	4	113
Salesforce.com Inc. (b)	2	60
Serena Software Inc. (b)	1	17
Siebel Systems Inc.	12	123
Sybase Inc. (b)	2	47
Wind River Systems Inc. (b)	2	29
		9,893

Telecommunications - 0.3%

Amdocs Ltd. (b)	5	125

Telecommunications Equipment - 11.2%

3Com Corp. (b)	9	33
Adaptec Inc. (b)	3	18
ADC Telecommunications Inc. (b)	3	64
Adtran Inc.	2	48
Andrew Corp. (b)	4	43
Arris Group Inc. (b)	3	25
Avaya Inc. (b)	11	118
C-COR Inc. (b)	1	4
Ciena Corp. (b)	13	39
Cisco Systems Inc. (b)	161	2,750
Comverse Technology Inc. (b) (c)	5	123
Corning Inc. (b)	37	729
Extreme Networks (b)	3	14
Finisar Corp. (b)	4	8
Foundry Networks Inc. (b)	3	40
Harmonic Inc. (b)	1	7
Harris Corp.	3	139
JDS Uniphase Corp. (b)	39	93
Juniper Networks Inc. (b)	13	295
Lucent Technologies Inc. (b) (c)	109	289
MRV Communications Inc. (b) (c)	2	4
Plantronics Inc.	1	33
Polycom Inc. (b)	2	37
Scientific-Atlanta Inc.	4	160
Sonus Networks Inc. (b) (c)	6	22
Sycamore Networks Inc. (b)	4	18
Tekelec (b)	2	22

Tellabs Inc. (b)	10	111
Utstarcom Inc. (b) (c)	2	18
		5,304

Wireless Telecommunications - 7.6%

American Tower Corp. (b)	10	273
Crown Castle International Corp. (b)	6	149
Interdigital Communication Corp. (b)	1	24
Motorola Inc.	61	1,373
Qualcomm Inc.	40	1,730
RF Micro Devices Inc. (b)	5	26
Stratex Networks Inc. (b)	2	6
Wireless Facilities Inc. (b)	1	6
		3,587

Total Common Stocks (cost $45,627)	47,832

Short Term Investments - 4.9%

Money Market Funds - 0.4%

JNL Money Market Fund, 4.13% (a) (d)	211	211

Securities Lending Collateral - 4.5%

Mellon GSL Delaware Business Trust Collateral Fund (d)	2,124	2,124

Total Short Term Investments (cost $2,335)	2,335

Total Investments - 106.0% (cost $47,962)	50,167
Other Assets and Liabilities, Net - (6.0%)	(2,824)
Total Net Assets - 100%	$47,343

JNL/Mellon Capital Management Dow(SM) 10 Fund

Percentage of Total
Industry Sector	Investments (e)
Consumer, Non-cyclical	33.6%
Financial	22.3%
Communications	18.6%
Industrial	10.6%
Basic Materials	9.6%
Consumer, Cyclical	5.3%
100.0%

Common Stocks - 99.9%

Auto Manufacturers - 5.3%

General Motors Corp. (c)	1,496	$29,057

Chemicals - 9.5%

E.I. du Pont de Nemours & Co. (c)	1,228	52,180

Diversified Financial Services - 22.3%

Citigroup Inc.	1,251	60,714
JPMorgan Chase & Co.	1,545	61,305

122,019

Manufacturing - 10.6%

General Electric Corp.	1,651	57,878

Pharmaceuticals - 20.5%

Merck & Co. Inc.	1,875	59,639
Pfizer Inc.	2,241	52,269
		111,908

Telecommunications - 18.6%

AT&T Inc.	2,338	57,267
Verizon Communications Inc.	1,480	44,570
		101,837

Tobacco - 13.1%

Altria Group Inc.	956	71,396

Total Common Stocks (cost $576,022)	546,275

Short Term Investments - 14.8%

Securities Lending Collateral - 14.8%

Mellon GSL Delaware Business Trust Collateral Fund (d)	81,227	81,227

Total Short Term Investments (cost $81,227)	81,227

Total Investments - 114.7% (cost $657,249)	627,502
Other Assets and Liabilities, Net - (14.7%)	(80,446)
Total Net Assets - 100%	$547,056

JNL/Mellon Capital Management S&P® 10 Fund

Percentage of Total
Industry Sector	Investments (e)
Consumer, Non-cyclical	47.9%
Energy	27.1%
Consumer, Cyclical	9.5%
Industrial	8.8%
Communications	6.7%
100.0%

Common Stocks - 99.9%

Agriculture - 7.9%

Archer-Daniels-Midland Co.	2,213	$54,572

Healthcare Services - 30.7%

Aetna Inc.	792	74,696
UnitedHealth Group Inc.	1,122	69,709
WellPoint Inc. (b)	859	68,549
		212,954

Oil & Gas - 15.8%

Valero Energy Corp.	2,134	110,091

Oil & Gas Services - 11.2%

Halliburton Co.	1,258	77,948

Pharmaceuticals - 9.3%

Caremark Rx Inc. (b)	1,252	64,848

Retail - 9.5%

JC Penney Corp. Inc.	1,192	66,296

Telecommunications - 6.7%

Sprint Nextel Corp. (c)	1,987	46,412

Transportation - 8.8%

Norfolk Southern Corp.	1,364	61,156

Total Common Stocks (cost $516,901)	694,277

Short Term Investments - 0.4%

Securities Lending Collateral - 0.4%

Mellon GSL Delaware Business Trust Collateral Fund (d)	2,828	2,828

Total Short Term Investments (cost $2,828)	2,828

Total Investments - 100.3% (cost $519,729)	697,105
Other Assets and Liabilities, Net - (0.3%)	(2,276)
Total Net Assets - 100%	$694,829

JNL/Mellon Capital Management Value Line 25 Fund

Percentage of Total
Industry Sector	Investments (e)
Consumer, Non-cyclical	34.2%
Technology	31.7%
Utilities	9.9%
Consumer, Cyclical	6.8%
Basic Materials	5.2%
Industrial	5.1%
Energy	4.1%
Money Market Investment	2.1%
Communications	0.9%
100.0%

Common Stocks - 99.0%

Chemicals - 0.4%

Georgia Gulf Corp.	65	$1,963

Computers - 22.0%

Apple Computer Inc. (b)	1,240	89,133
Cognizant Technology Solutions Corp. (b)	204	10,275
		99,408

Electric - 10.0%

TXU Corp.	899	45,099

Hand & Machine Tools - 2.4%

Black & Decker Corp.	124	10,781

Healthcare Services - 34.6%

Aetna Inc.	456	42,979
UnitedHealth Group Inc.	1,827	113,539
		156,518

Home Builders - 1.5%

NVR Inc. (b) (c)	10	6,750

Home Furnishings - 2.2%

Harman International Industries Inc. (c)	103	10,063

Internet - 0.9%

Websense Inc. (b) (c)	63	4,145

Iron & Steel - 4.9%

AK Steel Holding Corp. (b) (c)	219	1,742
Carpenter Technology Corp.	55	3,863
Nucor Corp.	246	16,406
		22,011

Oil & Gas - 2.9%

Berry Petroleum Co. - Class A	67	3,851
Southwestern Energy Co. (b)	252	9,074
		12,925

Oil & Gas Services - 1.3%

Cal Dive International Inc. (b)	159	5,689

Retail - 3.2%

Aeropostale Inc. (b)	109	2,868
American Eagle Outfitters Inc.	226	5,200
Urban Outfitters Inc. (b)	250	6,326
		14,394

Semiconductors - 0.6%

Cree Inc. (b)	114	2,866

Software - 9.4%

Adobe Systems Inc.	737	27,230
Autodesk Inc.	355	15,227
		42,457

Transportation - 2.8%

JB Hunt Transport Services Inc.	252	5,699
OMI Corp. (c)	190	3,451
Yellow Roadway Corp. (b)	75	3,333
		12,483

Total Common Stocks (cost $374,557)	447,552

Short Term Investments - 4.4%

Money Market Funds - 2.1%

JNL Money Market Fund, 4.13% (a) (d)	9,668	9,668

Securities Lending Collateral - 2.3%

Mellon GSL Delaware Business Trust Collateral Fund (d)	10,002	10,002

Total Short Term Investments (cost $19,670)	19,670

Total Investments - 103.4% (cost $394,227)	467,222
Other Assets and Liabilities, Net - (3.4%)	(15,361)
Total Net Assets - 100%	$451,861

JNL/Mellon Capital Management VIP Fund

Percentage of Total
Industry Sector	Investments (e)
Consumer, Non-cyclical	24.4%
Technology	19.3%
Consumer, Cyclical	14.1%
Financial	12.6%
Energy	10.3%
Industrial	7.3%
Communications	6.1%
Utilities	3.5%
Basic Materials	1.4%
Money Market Investment	1.0%
100.0%

Common Stocks - 98.5%

Apparel - 0.7%

Nike Inc. - Class B	18	$1,565

Auto Manufacturers - 1.8%

DaimlerChrysler AG	39	1,971
Paccar Inc.	32	2,247
		4,218

Banks - 6.5%

ABN AMRO Holding Inc.	70	1,826
Barclays Plc	165	1,733
Danske Bank A/S	61	2,142
HBOS Plc	114	1,947
HSBC Holdings Plc	110	1,765
Lloyds TSB Group Plc	202	1,696
Sanpaolo IMI SpA	129	2,023
UniCredito Italiano SpA	324	2,232
		15,364

Beverages - 0.8%

Diageo Plc	130	1,885

Building Materials - 0.8%

NCI Building Systems Inc. (b)	20	856
Texas Industries Inc.	22	1,087

1,943

Chemicals - 0.1%

Georgia Gulf Corp.	8	235

Commercial Services - 1.5%

Moody’s Corp.	57	3,528

Computers - 7.1%

Affiliated Computer Services Inc. - Class A (b) (c)	6	356
Apple Computer Inc. (b)	143	10,281
Cognizant Technology Solutions Corp. (b)	40	2,010
Dell Inc. (b)	125	3,746
SI International Inc. (b)	11	345
		16,738

Cosmetics & Personal Care - 4.9%

Proctor & Gamble Co.	200	11,604

Distribution & Wholesale - 0.2%

WW Grainger Inc.	6	412

Diversified Financial Services - 2.4%

Accredited Home Lenders Holding Co. (b) (c)	21	1,057
SLM Corp. (c)	84	4,601
		5,658

Electric - 3.5%

Enel SpA	188	1,480
National Grid Plc	169	1,652
TXU Corp.	104	5,200
		8,332

Electrical Components & Equipment - 0.4%

Intermagnetics General Corp. (b)	25	784
Ultralife Batteries Inc. (b)	13	156
		940

Electronics - 0.9%

Garmin Ltd. (c)	13	876
II-VI Inc. (b)	26	460
Paxar Corp. (b)	40	776
Waters Corp. (b)	3	112
		2,224

Entertainment - 0.3%

Pixar (b)	14	743

Environmental Control - 0.4%

Aleris International Inc. (b)	29	937

Food - 0.8%

Sanderson Farms Inc.	20	607
United Natural Foods Inc. (b)	40	1,065
WM Wrigley Jr Co.	5	328
		2,002

Hand & Machine Tools - 0.5%

Black & Decker Corp.	14	1,243

Healthcare Products - 3.0%

Johnson & Johnson	75	4,505
LCA-Vision Inc.	20	948
TLC Vision Corp. (b)	65	419
Ventana Medical Systems Inc. (b)	31	1,298
		7,170

Healthcare Services - 8.4%

Aetna Inc.	53	4,955
Laboratory Corp. (b)	3	181
Lincare Holdings Inc. (b)	12	515
Psychiatric Solutions Inc. (b)	20	1,173
UnitedHealth Group Inc.	211	13,095
		19,919

Home Builders - 1.0%

Meritage Corp. (b)	26	1,616
NVR Inc. (b) (c)	1	790
		2,406

Home Furnishings - 0.5%

Harman International Industries Inc.	12	1,166

Household Products - 0.5%

Jarden Corp. (b) (c)	42	1,277

Insurance - 3.2%

Aegon NV	137	2,224
Aviva Plc	154	1,866
ING Groep NV - ADR	62	2,137
Safeco Corp.	25	1,385
		7,612

Internet - 1.4%

Symantec Corp. (b)	77	1,352
Websense Inc. (b) (c)	31	2,012
		3,364

Iron & Steel - 1.3%

AK Steel Holding Corp. (b) (c)	25	196
Carpenter Technology Corp.	6	450
Chaparral Steel Co. (b)	21	622
Nucor Corp.	28	1,889
		3,157

Leisure Time - 0.9%

Harley-Davidson Inc. (c)	28	1,465
Nautilus Inc. (c)	33	620
		2,085

Metal Fabrication & Hardware - 1.7%

Commercial Metals Co.	59	2,203
Maverick Tube Corp. (b)	43	1,695
		3,898

Oil & Gas - 8.6%

Anadarko Petroleum Corp.	2	184

Atwood Oceanics Inc. (b)	15	1,185
Berry Petroleum Co. - Class A	8	440
Burlington Resources Inc.	3	268
ENI SpA	74	2,049
Exxon Mobil Corp.	195	10,979
Harvest Natural Resources Inc. (b) (c)	37	325
Petroleum Development Corp. (b)	15	489
Royal Dutch Shell Plc	64	1,965
Southwestern Energy Co. (b)	29	1,047
Swift Energy Co. (b)	28	1,266
		20,197

Oil & Gas Services - 1.0%

Cal Dive International Inc. (b)	18	651
Superior Energy Services (b)	77	1,613
		2,264

Packaging & Containers - 0.3%

Grief Inc.	11	723

Pharmaceuticals - 2.9%

Mannatech Inc.	26	360
Pfizer Inc.	276	6,436
		6,796

Real Estate Investment Trusts - 0.4%

LaSalle Hotel Properties	28	1,026

Retail - 8.5%

Aeropostale Inc. (b)	13	338
American Eagle Outfitters Inc.	26	606
Charming Shoppes Inc. (b)	113	1,488
Guitar Center Inc. (b)	25	1,258
Home Depot Inc.	174	7,028
Jack in The Box Inc. (b) (c)	36	1,260
Sears Holdings Corp. (b) (c)	11	1,262
Staples Inc.	92	2,083
Starbucks Corp. (b)	98	2,926
TJX Cos. Inc.	47	1,092
Urban Outfitters Inc. (b)	29	728
		20,069

Semiconductors - 3.5%

Cree Inc. (b) (c)	13	333
Intel Corp.	317	7,919
		8,252

Software - 8.4%

Adobe Systems Inc.	167	6,174
Ansys Inc. (b)	31	1,323
Autodesk Inc.	69	2,963
Citrix Systems Inc. (b)	21	600
Oracle Corp. (b)	626	7,648
Verint Systems Inc. (b)	29	1,009
		19,717

Telecommunications - 1.0%

Alltel Corp.	7	458
BT Group Plc	476	1,824
CenturyTel Inc.	3	108
		2,390

Tobacco - 1.1%

British American Tobacco Plc	108	2,408
UST Inc. (c)	4	181
		2,589

Toys & Hobbies - 0.5%

Jakks Pacific Inc. (b) (c)	26	550
RC2 Corp. (b)	19	686
		1,236

Transportation - 3.0%

EGL Inc. (b)	43	1,632
Forward Air Corp.	29	1,056
JB Hunt Transport Services Inc.	29	652
OMI Corp. (c)	22	400
United Parcel Service Inc. - Class B	38	2,884
Yellow Roadway Corp. (b)	9	389
		7,013

Wireless Telecommunications - 3.7%

Qualcomm Inc.	201	8,644

Total Common Stocks (cost $216,746)	232,539

Short Term Investments - 6.5%

Money Market Funds - 1.0%

JNL Money Market Fund, 4.13% (a) (d)	2,382	2,382

Securities Lending Collateral - 5.5%

Mellon GSL Delaware Business Trust Collateral Fund (d)	12,870	12,870

Total Short Term Investments (cost $15,252)	15,252

Total Investments - 105.0% (cost $231,998)	247,791
Other Assets and Liabilities, Net - (5.0%)	(11,843)
Total Net Assets - 100%	$235,948

(a) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2005.

(b) Non-income producing security.

(c) All or portion of the security has been loaned.

(d) Investments in affiliates. See Note 3 in the Notes to the Financial Statements.

(e) Sector weightings excluding securities lending collateral.

Summary of Investments by Country:

JNL/Mellon Capital	JNL/Mellon Capital	JNL/Mellon Capital
Management	Management	Management
Global 15 Fund	JNL 5 Fund	VIP Fund

Canada	-%	0.6%	0.2%
Cayman Islands	-	0.5	-
Denmark	-	-	0.9
Germany	-	-	0.8
Hong Kong	33.0	6.3	-
Italy	-	-	3.3
Netherlands	-	-	2.6
United Kingdom	37.9	7.3	8.0
United States	29.1	85.3	84.2
Total Investments	100.0%	100.0%	100.0%

Summary of Open Currency Contracts (in thousands):

Currency	Settlement	Notional	Currency	Unrealized
Purchased/Sold	Date	Amount	Value	Gain/(Loss)

JNL/Mellon Capital Management JNL 5 Fund

GBP/USD	01/03/06	2,200 GBP	$3,784	$(14)
HKD/USD	01/03/06	13,781 HKD	1,777	-
			5,561	(14)

JNL/Mellon Capital Management VIP Fund

GBP/USD	01/03/06	165 GBP	$283	$(1)
			283	(1)

JNL Variable Funds
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2005
JNL Variable Fund LLC

	JNL/Mellon	JNL/Mellon	JNL/Mellon Capital	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Management	Capital	Capital	Capital	Capital
	Management	Management	Consumer	Management	Management	Management	Management
	25	Communications	Brands Sector	Financial	Global 15	Healthcare	JNL 5
Assets	Fund	Sector Fund	Fund	Sector Fund	Fund	Sector Fund	Fund

Investments - unaffiliated, at value (a) (b)	$ 535,703	$ 13,697	$ 18,121	$ 39,391	$ 631,384	$ 79,628	$ 1,243,231
Investments - affiliated, at value and cost	54,142	1,103	734	938	8,158	2,405	118,063
Cash	-	-	-	-	-	-	-
Foreign currency (c)	-	-	-	-	585	-	984
Receivables:
Dividends and interest	1,109	4	20	58	1,468	62	1,772
Foreign taxes recoverable	-	1	-	-	-	-	-
Forward currency contracts	-	-	-	-	-	-	-
Fund shares sold	1,879	-	578	49	1,848	239	6,717
Investment securities sold	11,347	-	-	-	7,260	-	11,127
Total assets	604,180	14,805	19,453	40,436	650,703	82,334	1,381,894

Liabilities
Cash overdraft	1,285	-	-	-	1,900	-	-
Payables:
Administrative fees	71	2	2	5	108	10	152
Advisory fees	137	4	6	12	157	23	289
Forward currency contracts	-	-	-	-	-	-	14
Fund shares redeemed	638	97	56	800	591	688	932
Investment securities purchased	-	-	-	-	-	77	36,729
Managers fees	3	-	-	-	3	1	1
Other expenses	1	-	-	-	6	-	7
12b-1 service fees (Class A)	94	2	3	6	108	13	202
Return of collateral for securities loaned	54,142	1,057	667	877	8,158	2,110	76,837
Total liabilities	56,371	1,162	734	1,700	11,031	2,922	115,163
Net assets	$ 547,809	$ 13,643	$ 18,719	$ 38,736	$ 639,672	$ 79,412	$ 1,266,731

Net assets consist of:
Paid-in capital	$ 544,976	$ 12,484	$ 18,009	$ 33,794	$ 564,927	$ 73,914	$ 1,186,444
Undistributed (excess of distributions over)
net investment income	-	569	19	662	-	393	9,356
Accumulated net realized gain (loss)	-	499	143	349	-	908	898
Net change in unrealized appreciation or
depreciation on investments and foreign currency
related transactions	2,833	91	548	3,931	74,745	4,197	70,033
	$ 547,809	$ 13,643	$ 18,719	$ 38,736	$ 639,672	$ 79,412	$ 1,266,731

Class A
Net assets	$ 547,809	$ 13,529	$ 18,615	$ 38,586	$ 639,672	$ 79,231	$ 1,264,000
Shares outstanding (no par value),
unlimited shares authorized	43,505	3,050	1,660	2,815	45,489	6,355	104,644
Net asset value per share	$ 12.59	$ 4.44	$ 11.22	$ 13.71	$ 14.06	$ 12.47	$ 12.08

Class B
Net assets	n/a	$ 114	$ 104	$ 150	n/a	$ 181	$ 2,731
Shares outstanding (no par value),
unlimited shares authorized	n/a	26	9	11	n/a	14	226
Net asset value per share	n/a	$ 4.40	$ 11.27	$ 13.62	n/a	$ 12.46	$ 12.10

(a) Including securities on loan of:	$ 52,584	$ 1,006	$ 643	$ 842	$ 7,666	$ 2,039	$ 74,296
(b) Investments - unaffiliated, at cost	532,870	13,606	17,573	35,460	556,641	75,431	1,173,174
(c) Foreign currency, at cost	-	-	-	-	584	-	986

See Notes to the Financial Statements.

JNL Variable Funds
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2005
JNL Variable Fund LLC
	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Capital	Capital	Capital	Capital	Capital	Capital
	Management	Management	Management	Management	Management	Management	Management	Management
	Nasdaq 15	Oil & Gas	Select Small-	Technology	Dow 10	S&P 10	Value Line 25	VIP
Assets	Fund	Sector Fund	Cap Fund	Sector Fund	Fund	Fund	Fund	Fund

Investments - unaffiliated, at value (a) (b)	$ 40,820	$ 184,384	$ 538,406	$ 47,832	$ 546,275	$ 694,277	$ 447,552	$232,539
Investments - affiliated, at value and cost	3,214	8,847	59,808	2,335	81,227	2,828	19,670	15,252
Cash	-	-	-	10	-	-	-	1
Foreign currency (c)	-	-	-	-	-	-	-	15
Receivables:
Dividends and interest	74	92	138	13	1,907	10	565	258
Foreign taxes recoverable	-	3	-	-	-	-	-	-
Forward currency contracts	-	-	-	-	-	-	-	-
Fund shares sold	959	261	1,209	358	1,021	1,525	2,922	2,193
Investment securities sold	-	28	11,033	-	2,311	2,136	-	791
Total assets	45,067	193,615	610,594	50,548	632,741	700,776	470,709	251,049

Liabilities
Cash overdraft	-	28	2,045	-	2,002	1,828	-	-
Payables:
Administrative fees	5	23	71	6	70	89	55	29
Advisory fees	12	49	137	15	135	172	107	60
Forward currency contracts	-	-	-	-	-	-	-	1
Fund shares redeemed	12	2,575	1,617	893	2,140	901	321	197
Investment securities purchased	218	-	-	159	-	-	8,155	1,890
Managers fees	-	-	3	-	3	3	-	-
Other expenses	1	-	1	-	15	7	135	15
12b-1 service fees (Class A)	7	31	94	8	93	119	73	39
Return of collateral for securities loaned	2,673	8,847	59,808	2,124	81,227	2,828	10,002	12,870
Total liabilities	2,928	11,553	63,776	3,205	85,685	5,947	18,848	15,101
Net assets	$ 42,139	$ 182,062	$ 546,818	$ 47,343	$ 547,056	$ 694,829	$ 451,861	$235,948

Net assets consist of:
Paid-in capital	$ 41,070	$ 145,034	$ 470,792	$ 46,115	$ 576,803	$ 517,453	$ 378,866	$218,503
Undistributed (excess of distributions over)
net investment income	-	1,040	-	-	-	-	-	912
Accumulated net realized gain (loss)	-	13,455	-	(977)	-	-	-	742
Net change in unrealized appreciation or
depreciation on investments and foreign currency
related transactions	1,069	22,533	76,026	2,205	(29,747)	177,376	72,995	15,791
	$ 42,139	$ 182,062	$ 546,818	$ 47,343	$ 547,056	$ 694,829	$ 451,861	$235,948

Class A
Net assets	$ 42,139	$ 181,807	$ 546,818	$ 47,194	$ 547,056	$ 694,829	$ 451,861	$235,320
Shares outstanding (no par value),
unlimited shares authorized	3,915	7,213	25,161	7,522	55,770	46,927	28,384	19,368
Net asset value per share	$ 10.76	$ 25.21	$ 21.73	$ 6.27	$ 9.81	$ 14.81	$ 15.92	$ 12.15

Class B
Net assets	n/a	$ 255	n/a	$ 149	n/a	n/a	n/a	$ 628
Shares outstanding (no par value),
unlimited shares authorized	n/a	10	n/a	24	n/a	n/a	n/a	51
Net asset value per share	n/a	$ 25.31	n/a	$ 6.30	n/a	n/a	n/a	$ 12.17

(a) Including securities on loan of:	$ 2,596	$ 8,559	$ 57,961	$ 2,020	$ 78,603	$ 2,673	$ 9,620	$ 12,412

(b) Investments - unaffiliated, at cost	39,751	161,851	462,380	45,627	576,022	516,901	374,557	216,746
(c) Foreign currency, at cost	-	-	-	-	-	-	-	15

See Notes to the Financial Statements.

JNL Variable Funds
Statements of Operations (in thousands)
For the Year Ended December 31, 2005
JNL Variable Fund LLC
	JNL/Mellon	JNL/Mellon	JNL/Mellon Capital	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Management	Capital	Capital	Capital	Capital
	Management	Management	Consumer	Management	Management	Management	Management
	25	Communications	Brands Sector	Financial	Global 15	Healthcare	JNL 5
	Fund	Sector Fund	Fund	Sector Fund	Fund	Sector Fund	Fund
Investment income
Dividends (a)	$ 13,845	$ 675	$ 135	$ 913	$ 21,381	$ 826	$ 13,013
Interest	-	-	-	-	4	-	2
Foreign taxes withheld	(76)	-	-	-	(850)	-	(190)
Securities lending	59	6	4	4	19	4	161
Total investment income	13,828	681	139	917	20,554	830	12,986

Expenses
Administrative fees	716	23	25	48	998	92	827
Advisory fees	1,396	57	62	120	1,458	219	1,604
12B-1 service fees (Class A)	954	31	33	65	998	122	1,101
Legal fees	9	-	-	1	9	1	6
Managers fees	10	-	-	1	11	1	9
Other expenses	17	1	1	1	72	2	58
Total expenses	3,102	112	121	236	3,546	437	3,605
Net investment income (loss)	10,726	569	18	681	17,008	393	9,381

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	40,596	706	232	331	38,633	1,025	919
Foreign currency related items	-	-	-	-	(100)	-	(24)
Net change in unrealized appreciation or
depreciation on:
Investments	(63,172)	(1,195)	(609)	1,046	2,044	2,930	66,488
Foreign currency related items	-	-	-		4	-	(23)
Net realized and unrealized
gain (loss)	(22,576)	(489)	(377)	1,377	40,581	3,955	67,360

Net increase (decrease) in net assets
from operations	$ (11,850)	$ 80	$ (359)	$ 2,058	$ 57,589	$ 4,348	$ 76,741

(a) Dividends from affiliated investments	$ 80	$ 2	$ 3	$ 5	$ 77	$ 16	$ 356

See Notes to the Financial Statements.

JNL Variable Funds
Statements of Operations (in thousands)
For the Year Ended December 31, 2005
JNL Variable Fund LLC
	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Capital	Capital	Capital	Capital	Capital	Capital
	Management	Management	Management	Management	Management	Management	Management	Management
	Nasdaq 15	Oil & Gas	Select Small-	Technology	Dow 10	S&P 10	Value Line 25	VIP
	Fund	Sector Fund	Cap Fund	Sector Fund	Fund	Fund	Fund	Fund
Investment income
Dividends (a)	$ 142	$ 1,889	$ 1,345	$ 218	$ 19,960	$ 3,257	$ 1,325	$ 1,865
Interest	-	-	-	-	-	-	-	2
Foreign taxes withheld	-	1	-	-	-	-	-	(111)
Securities lending	10	16	113	3	531	20	13	36
Total investment income	152	1,906	1,458	221	20,491	3,277	1,338	1,792

Expenses
Administrative fees	35	190	655	57	718	788	284	182
Advisory fees	85	414	1,283	141	1,401	1,531	586	392
12B-1 service fees (Class A)	46	253	874	76	958	1,050	379	242
Legal fees	-	2	8	1	9	9	2	1
Managers fees	-	3	9	1	11	11	3	2
Other expenses	10	4	15	1	145	71	289	50
Total expenses	176	866	2,844	277	3,242	3,460	1,543	869
Net investment income (loss)	(24)	1,040	(1,386)	(56)	17,249	(183)	(205)	923

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	405	13,463	16,457	(770)	7,542	41,389	2,132	804
Foreign currency related items	-	-	-	-	-	-	-	(13)
Net change in unrealized appreciation or
depreciation on:
Investments	731	16,133	30,133	1,441	(50,443)	125,512	70,803	14,929
Foreign currency related items	-	-	-	-	-	-	-	(2)
Net realized and unrealized
gain (loss)	1,136	29,596	46,590	671	(42,901)	166,901	72,935	15,718

Net increase (decrease) in net assets
from operations	$ 1,112	$ 30,636	$ 45,204	$ 615	$ (25,652)	$ 166,718	$ 72,730	$ 16,641

(a) Dividends from affiliated investments	$ 11	$ 47	$ 76	$ 10	$ 80	$ 85	$ 111	$ 60

See Notes to the Financial Statements.

JNL Variable Funds
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2005
	JNL Variable Fund LLC
	JNL/Mellon	JNL/Mellon	JNL/Mellon Capital	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Management	Capital	Capital	Capital	Capital
	Management	Management	Consumer	Management	Management	Management	Management
	25	Communications	Brands Sector	Financial	Global 15	Healthcare	JNL 5
Operations	Fund	Sector Fund	Fund	Sector Fund	Fund	Sector Fund	Fund
Net investment income (loss)	$ 10,726	$ 569	$ 18	$ 681	$ 17,008	$ 393	$ 9,381
Net realized gain (loss) on:
Investments	40,596	706	232	331	38,633	1,025	919
Foreign currency related items	-	-	-	-	(100)	-	(24)
Net change in unrealized appreciation or
depreciation on:
Investments	(63,172)	(1,195)	(609)	1,046	2,044	2,930	66,488
Foreign currency related items	-	-	-		4	-	(23)
Net increase (decrease) in net assets
from operations	(11,850)	80	(359)	2,058	57,589	4,348	76,741

Distribution to shareholders
From net investment income
Class A	-	(301)	(19)	(424)	-	(219)	(5)
Class B	-	(3)	-	(1)	-	(1)	-
From net realized gains on
investment transactions
Class A	-	(1,176)	(434)	(178)	-	(345)	(294)
Class B	-	(10)	(3)	(1)	-	(1)	(1)
Total distributions to shareholders	-	(1,490)	(456)	(604)	-	(566)	(300)

Share transactions¹
Proceeds from the sale of shares
Class A	275,095	10,305	10,206	21,229	296,245	57,700	1,220,806
Class B		107	101	133	-	153	2,581
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	7,836
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	1,477	453	602	-	564	299
Class B	-	13	3	2	-	2	1
Cost of shares redeemed
Class A	(127,110)	(14,156)	(6,359)	(14,004)	(109,567)	(31,431)	(128,558)
Class B	-	(6)	(3)	(10)	-	(12)	(246)
Net increase (decrease) in net assets
from share transactions	147,985	(2,260)	4,401	7,952	186,678	26,976	1,102,719

Net increase (decrease) in net assets	136,135	(3,670)	3,586	9,406	244,267	30,758	1,179,160

Net assets beginning of period	411,674	17,313	15,133	29,330	395,405	48,654	87,571

Net assets end of period	$ 547,809	$ 13,643	$ 18,719	$ 38,736	$ 639,672	$ 79,412	$ 1,266,731

Undistributed (accumulated) net
investment income (loss)	$ -	$ 569	$ 19	$ 662	$ -	$ 393	$ 9,356

¹Share transactions
Shares sold
Class A	21,912	2,147	895	1,621	22,911	4,745	107,194
Class B	-	23	8	11	-	13	225
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	739

Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	331	40	44	-	45	24
Class B	-	3	-	-	-	-	-
Shares redeemed
Class A	(10,142)	(2,940)	(558)	(1,085)	(8,419)	(2,600)	(11,315)
Class B	-	(1)	-	(1)	-	(1)	(21)
Net increase (decrease)	11,770	(437)	385	590	14,492	2,202	96,846

Purchases and sales of investment
securities (excluding short-term
securities):
Purchases of securities	$ 473,481	$ 8,548	$ 6,121	$ 13,395	$ 402,700	$ 39,479	$ 1,163,338
Proceeds from sales of securities	321,543	11,551	2,566	4,362	204,114	12,073	72,824

See Notes to the Financial Statements.

JNL Variable Funds
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2005
JNL Variable Fund LLC
	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Capital	Capital	Capital	Capital	Capital	Capital
	Management	Management	Management	Management	Management	Management	Management	Management
	Nasdaq 15	Oil & Gas	Select Small-	Technology	Dow 10	S&P 10	Value Line 25	VIP
Operations	Fund	Sector Fund	Cap Fund	Sector Fund	Fund	Fund	Fund	Fund
Net investment income (loss)	$ (24)	$ 1,040	$ (1,386)	$ (56)	$ 17,249	$ (183)	$ (205)	$ 923
Net realized gain (loss) on:
Investments	405	13,463	16,457	(770)	7,542	41,389	2,132	804
Foreign currency related items	-	-	-	-	-	-	-	(13)
Net change in unrealized appreciation or
depreciation on:
Investments	731	16,133	30,133	1,441	(50,443)	125,512	70,803	14,929
Foreign currency related items	-	-	-	-	-	-	-	(2)
Net increase (decrease) in net assets
from operations	1,112	30,636	45,204	615	(25,652)	166,718	72,730	16,641

Distribution to shareholders
From net investment income
Class A	-	(303)	-	(493)	-	-	-	-
Class B	-	(1)	-	(2)	-	-	-	-
From net realized gains on
investment transactions
Class A	-	(3,738)	-	(121)	-	-	-	(680)
Class B	-	(5)	-	-	-	-	-	(2)
Total distributions to shareholders	-	(4,047)	-	(616)	-	-	-	(682)

Share transactions¹
Proceeds from the sale of shares
Class A	38,773	195,680	243,700	32,315	263,242	303,368	399,082	230,913
Class B	-	255	-	138	-	-	-	560
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	4,041	-	614	-	-	-	680
Class B	-	6	-	2	-	-	-	2
Cost of shares redeemed
Class A	(6,833)	(105,392)	(98,316)	(22,741)	(120,368)	(136,775)	(53,006)	(34,311)
Class B	-	(34)	-	(14)	-	-	-	(90)
Net increase (decrease) in net assets
from share transactions	31,940	94,556	145,384	10,314	142,874	166,593	346,076	197,754

Net increase (decrease) in net assets	33,052	121,145	190,588	10,313	117,222	333,311	418,806	213,713

Net assets beginning of period	9,087	60,917	356,230	37,030	429,834	361,518	33,055	22,235

Net assets end of period	$ 42,139	$ 182,062	$ 546,818	$ 47,343	$ 547,056	$ 694,829	$ 451,861	$ 235,948

Undistributed (accumulated) net
investment income (loss)	$ -	$ 1,040	$ -	$ -	$ -	$ -	$ -	$ 912

¹Share transactions
Shares sold
Class A	3,739	8,356	12,179	5,348	26,650	23,889	29,426	20,332
Class B	-	10	-	24	-	-	-	49
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-	-

Class B	-	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	160	-	96	-	-	-	56
Class B	-	-	-	-	-	-	-
Shares redeemed
Class A	(660)	(4,534)	(4,871)	(3,891)	(12,202)	(10,479)	(3,923)	(3,014)
Class B	-	(1)	-	(2)	-	-	-	(8)
Net increase (decrease)	3,079	3,991	7,308	1,575	14,448	13,410	25,503	17,415

Purchases and sales of investment
securities (excluding short-term
securities):
Purchases of securities	$ 39,320	$ 138,153	$ 476,420	$ 22,555	$ 274,323	$ 523,584	$ 377,081	$ 219,586
Proceeds from sales of securities	8,629	42,185	313,293	11,766	108,040	352,413	34,379	24,029

See Notes to the Financial Statements.

JNL Variable Funds
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2004
	JNL Variable Fund LLC
	JNL/Mellon	JNL/Mellon	JNL/Mellon Capital	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Management	Capital	Capital	Capital	Capital
	Management	Management	Consumer	Management	Management	Management	Management
	25	Communications	Brands Sector	Financial	Global 15	Healthcare	JNL 5
Operations	Fund	Sector Fund (b)	Fund (b)	Sector Fund (b)	Fund	Sector Fund	Fund (a)
Net investment income (loss)	$ 4,675	$ 304	$ 20	$ 427	$ 8,101	$ 220	$ 206
Net realized gain (loss) on:
Investments	18,968	979	348	176	9,224	229	276
Foreign currency related items	-	-	-	-	(294)	-	-
Net change in unrealized appreciation or
depreciation on:
Investments	37,262	763	959	2,479	52,919	746	3,568
Foreign currency related items	-	-	-	-	(1)	-	-
Net increase (decrease) in net assets
from operations	60,905	2,046	1,327	3,082	69,949	1,195	4,050

Distribution to shareholders
From net investment income
Class A	-	(1)	-	(16)	-	(1)	(203)
Class B	-	-	-	-	-	-	(1)
From net realized gains on
investment transactions
Class A	-	-	-	(6)	-	-	-
Class B	-	-	-	-	-	-	-
Total distributions to shareholders	-	(1)	-	(22)	-	(1)	(204)

Share transactions¹
Proceeds from the sale of shares
Class A	240,017	14,989	10,245	15,199	232,663	38,381	91,949
Class B	-	7	7	13	-	46	228
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	1	-	22	-	1	203
Class B	-	-	-	-	-	-	1
Cost of shares redeemed
Class A	(53,906)	(7,972)	(7,207)	(6,926)	(48,595)	(14,584)	(8,653)
Class B	-	(1)	(3)	(3)	-	(18)	(3)
Net increase (decrease) in net assets
from share transactions	186,111	7,024	3,042	8,305	184,068	23,826	83,725

Net increase (decrease) in net assets	247,016	9,069	4,369	11,365	254,017	25,020	87,571

Net assets beginning of period	164,658	8,244	10,764	17,965	141,388	23,634	-

Net assets end of period	$ 411,674	$ 17,313	$ 15,133	$ 29,330	$ 395,405	$ 48,654	$ 87,571

Undistributed (accumulated) net
investment income (loss)	$ 8,553	$ 304	$ 20	$ 427	$ 11,493	$ 220	$ 3

¹Share transactions
Shares sold
Class A	20,941	3,297	951	1,259	21,214	3,372	8,786
Class B	-	1	1	1	-	4	22
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-

Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	-	-	2	-	-	19
Class B	-	-	-	-	-	-	-
Shares redeemed
Class A	(4,687)	(1,754)	(673)	(578)	(4,407)	(1,302)	(803)
Class B	-	-	-	-	-	(2)	-
Net increase (decrease)	16,254	1,544	279	684	16,807	2,072	8,024

Purchases and sales of investment
securities (excluding short-term
securities):
Purchases of securities	$ 299,104	$ 13,569	$ 9,602	$ 10,425	$ 238,362	$ 27,700	$ 84,015
Proceeds from sales of securities	112,492	6,071	6,379	1,165	38,909	2,579	3,047

(a) Period from October 4, 2004 (commencement of operations)
(b) Period from October 4, 2004 (Class B commencement of operations)

See Notes to the Financial Statements.

JNL Variable Funds
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2004
JNL Variable Fund LLC
	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Capital	Capital	Capital	Capital	Capital	Capital
	Management	Management	Management	Management	Management	Management	Management	Management
	Nasdaq 15	Oil & Gas	Select Small-	Technology	Dow 10	S&P 10	Value Line 25	VIP
Operations	Fund (a)	Sector Fund (b)	Cap Fund	Sector Fund (b)	Fund	Fund	Fund (a)	Fund (a)
Net investment income (loss)	$ (4)	$ 304	$ 75	$ 495	$ 10,063	$ 2,030	$ (20)	$ 41
Net realized gain (loss) on:
Investments	282	3,735	33,384	(30)	14,765	14,853	374	621
Foreign currency related items	-	-	-	-	-	-	-	-
Net change in unrealized appreciation or
depreciation on:
Investments	338	5,931	9,310	572	(7,973)	33,765	2,192	864
Foreign currency related items	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets
from operations	616	9,970	42,769	1,037	16,855	50,648	2,546	1,526

Distribution to shareholders
From net investment income
Class A	-	-	-	-	-	-	-	(40)
Class B	-	-	-	-	-	-	-	-
From net realized gains on
investment transactions
Class A	-	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-	-
Total distributions to shareholders	-	-	-	-	-	-	-	(40)

Share transactions¹
Proceeds from the sale of shares
Class A	11,976	63,328	196,940	24,945	247,093	202,180	34,857	27,470
Class B	-	12	-	19	-	-	-	100
Proceeds in connection with acquisition
Class A	-	-	-	-	7,244	-	-	-
Class B	-	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	-	-	-	-	-	-	40
Class B	-	-	-	-	-	-	-	-
Cost of shares redeemed
Class A	(3,505)	(21,523)	(53,635)	(9,400)	(70,448)	(46,453)	(4,348)	(6,861)
Class B	-	(6)	-	(5)	-	-	-	-
Net increase (decrease) in net assets
from share transactions	8,471	41,811	143,305	15,559	183,889	155,727	30,509	20,749

Net increase (decrease) in net assets	9,087	51,781	186,074	16,596	200,744	206,375	33,055	22,235

Net assets beginning of period	-	9,136	170,156	20,434	229,090	155,143	-	-

Net assets end of period	$ 9,087	$ 60,917	$ 356,230	$ 37,030	$ 429,834	$361,518	$ 33,055	$ 22,235

Undistributed (accumulated) net
investment income (loss)	$ (4)	$ 304	$ 147	$ 495	$ 17,571	$ 2,719	$ (20)	$ 1

¹Share transactions
Shares sold
Class A	1,158	3,818	11,353	4,241	25,106	21,494	3,264	2,611
Class B	-	1	-	3	-	-	-	10
Shares issued in connection with acquisition
Class A	-	-	-	-	739	-	-	-

Class B	-	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	-	-	-	-	-	-	4
Class B	-	-	-	-	-	-	-	-
Shares redeemed
Class A	(322)	(1,233)	(3,104)	(1,605)	(7,191)	(4,897)	(383)	(621)
Class B	-	-	-	(1)	-	-	-	-
Net increase (decrease)	836	2,586	8,249	2,638	18,654	16,597	2,881	2,004

Purchases and sales of investment
securities (excluding short-term
securities):
Purchases of securities	$ 11,719	$ 56,879	$ 307,569	$ 18,390	$ 273,845	$305,033	$ 32,451	$ 26,238
Proceeds from sales of securities	3,346	14,899	175,529	2,151	84,300	151,773	3,102	6,161

(a) Period from October 4, 2004 (commencement of operations)
(b) Period from October 4, 2004 (Class B commencement of operations)

JNL Variable Funds
Financial Highlights

		Increase (Decrease) from				Distributions from						Ratio of Net
	Net Asset	Investment Operations				Net Realized		Supplemental Data			Ratio of	Investment
	Value	Net	Net Realized	Total from	Distributions from	Gains on	Net Asset		Net Assets,		Expenses to	Income (Loss)
Period	Beginning	Investment	& Unrealized	Investment	Net Investment	Investment	Value, End	Total	End of Period	Portfolio	Average Net	to Average
Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income	Transactions	of Period	Return (b)	(in thousands)	Turnover	Assets (c)	Net Assets (c)
JNL/Mellon Capital Management 25 Fund

Class A
12/31/2005	$12.97	$0.21	$(0.59)	$(0.38)	$ -	$ -	$12.59	(2.93)%	$547,809	67.7%	0.65%	2.25%
12/31/2004	10.64	0.02	2.31	2.33	-	-	12.97	21.90	411,674	42.0	0.67	1.74
12/31/2003	8.01	0.12	2.51	2.63	-	-	10.64	32.83	164,658	33.3	0.81	4.11
12/31/2002	9.07	(0.10)	(0.96)	(1.06)	-	-	8.01	(11.69)	37,479	35.6	0.82	2.05
12/31/2001	7.94	0.02	1.11	1.13	-	-	9.07	14.23	8,403	49.0	0.85	2.34

JNL/Mellon Capital Management Communications Sector Fund

Class A
12/31/2005	4.93	0.21	(0.16)	0.05	(0.11)	(0.43)	4.44	0.96	13,529	55.6	0.73	3.71
12/31/2004	4.19	0.09	0.65	0.74	-	-	4.93	17.67	17,306	47.7	0.74	2.33
12/31/2003	3.15	0.02	1.02	1.04	-	-	4.19	33.02	8,244	149.3	0.91	0.46
12/31/2002	5.79	0.01	(2.65)	(2.64)	-	-	3.15	(45.60)	6,104	50.9	0.89	0.15
12/31/2001	11.02	0.01	(5.24)	(5.23)	-	-	5.79	(47.46)	10,471	64.1	0.85	(0.08)

Class B
12/31/2005	4.88	0.22	(0.16)	0.06	(0.11)	(0.43)	4.40	1.18	114	55.6	0.53	4.35
03/05(a)-12/31/04	4.65	0.06	0.23	0.29	(0.06)	-	4.88	6.29	7	47.7	0.50	2.78

JNL/Mellon Capital Management Consumer Brands Sector Fund

Class A
12/31/2005	11.79	0.01	(0.29)	(0.28)	(0.01)	(0.28)	11.22	(2.41)	18,615	15.5	0.73	0.11
12/31/2004	10.71	0.02	1.06	1.08	-	-	11.79	10.08	15,128	47.1	0.74	0.14
12/31/2003	8.86	0.08	1.77	1.85	-	-	10.71	20.88	10,764	167.7	0.91	0.72
12/31/2002	9.42	0.02	(0.58)	(0.56)	-	-	8.86	(5.94)	9,466	28.5	0.89	0.39
12/31/2001	10.31	0.02	(0.91)	(0.89)	-	-	9.42	(8.63)	8,006	61.7	0.85	0.71

Class B
12/31/2005	11.81	0.04	(0.29)	(0.25)	(0.01)	(0.28)	11.27	(2.15)	104	15.5	0.52	0.32
03/05(a)-12/31/04	11.14	0.03	0.64	0.67	-	-	11.81	6.01	5	47.1	0.51	0.48

JNL/Mellon Capital Management Financial Sector Fund

Class A
12/31/2005	13.12	0.20	0.60	0.80	(0.15)	(0.06)	13.71	6.11	38,586	13.5	0.73	2.10
12/31/2004	11.57	0.19	1.37	1.56	(0.01)	-	13.12	13.48	29,318	5.2	0.74	1.88

12/31/2003	8.68	0.11	2.78	2.89	-	-	11.57	33.30	17,965	162.2	0.91	1.06
12/31/2002	10.10	0.07	(1.49)	(1.42)	-	-	8.68	(14.06)	14,184	25.3	0.89	0.70
12/31/2001	11.42	0.04	(1.36)	(1.32)	-	-	10.10	(11.56)	15,911	67.6	0.85	0.63

Class B
12/31/2005	13.01	0.22	0.60	0.82	(0.15)	(0.06)	13.62	6.32	150	13.5	0.52	2.26
03/05(a)-12/31/04	12.50	0.15	0.50	0.65	(0.14)	-	13.01	5.21	12	5.2	0.52	2.24

JNL/Mellon Capital Management Global 15 Fund

Class A
12/31/2005	$12.76	$0.26	$1.04	$1.30	$ -	$ -	$14.06	10.19%	$639,672	41.2%	0.71%	3.40%
12/31/2004	9.96	0.13	2.67	2.80	-	-	12.76	28.11	395,405	15.8	0.72	3.24
12/31/2003	7.48	(0.22)	2.70	2.48	-	-	9.96	33.16	141,388	28.9	0.86	3.44
12/31/2002	8.68	(0.39)	(0.81)	(1.20)	-	-	7.48	(13.82)	30,501	20.4	0.88	3.59
12/31/2001	8.74	0.09	(0.15)	(0.06)	-	-	8.68	(0.69)	8,075	45.5	0.90	3.55

JNL/Mellon Capital Management Healthcare Sector Fund

Class A
12/31/2005	11.67	0.04	0.85	0.89	(0.03)	(0.06)	12.47	7.61	79,231	19.8	0.72	0.64
12/31/2004	11.28	0.05	0.34	0.39	-	-	11.67	3.46	48,625	6.9	0.74	0.58
12/31/2003	8.79	(0.03)	2.52	2.49	-	-	11.28	28.33	23,634	145.5	0.91	0.27
12/31/2002	12.67	(0.03)	(3.85)	(3.88)	-	-	8.79	(30.62)	18,280	44.0	0.89	(0.28)
12/31/2001	13.60	(0.03)	(0.90)	(0.93)	-	-	12.67	(6.84)	24,500	52.5	0.85	(0.26)

Class B
12/31/2005	11.64	0.07	0.84	0.91	(0.03)	(0.06)	12.46	7.80	181	19.8	0.51	0.82
03/05(a)-12/31/04	11.89	0.05	(0.25)	(0.20)	(0.05)	-	11.64	(1.71)	29	6.9	0.53	0.81

JNL/Mellon Capital Management JNL 5 Fund

Class A
12/31/2005	10.91	0.09	1.08	1.17	-	-	12.08	10.75	1,264,000	13.1	0.65	1.69
10/04(a)-12/31/04	10.00	0.03	0.91	0.94	(0.03)	-	10.91	9.37	87,331	8.8	0.72	2.44

Class B
12/31/2005	10.91	0.11	1.08	1.19	-	-	12.10	10.93	2,731	13.1	0.45	1.85
10/04(a)-12/31/04	10.00	0.04	0.90	0.94	(0.03)	-	10.91	9.44	240	8.8	0.51	2.20

JNL/Mellon Capital Management Nasdaq 15 Fund

Class A
12/31/2005	10.87	-	(0.11)	(0.11)	-	-	10.76	(1.01)	42,139	37.7	0.76	(0.10)
10/04(a)-12/31/04	10.00	-	0.87	0.87	-	-	10.87	8.70	9,087	59.2	0.76	(0.24)

JNL/Mellon Capital Management Oil & Gas Sector Fund

Class A
12/31/2005	18.84	0.09	6.84	6.93	(0.04)	(0.52)	25.21	36.79	181,807	33.5	0.68	0.82
12/31/2004	14.13	0.09	4.62	4.71	-	-	18.84	33.33	60,910	43.9	0.73	0.90
12/31/2003	10.72	0.08	3.33	3.41	-	-	14.13	31.81	9,136	141.2	0.91	0.65
12/31/2002	11.11	0.05	(0.44)	(0.39)	-	-	10.72	(3.51)	7,408	53.0	0.89	0.42
12/31/2001	14.91	0.01	(3.81)	(3.80)	-	-	11.11	(25.49)	7,468	67.6	0.85	0.33

Class B
12/31/2005	18.88	0.15	6.84	6.99	(0.04)	(0.52)	25.31	37.03	255	33.5	0.48	1.03
03/05(a)-12/31/04	15.40	0.13	3.35	3.48	-	-	18.88	22.60	7	43.9	0.51	1.16

JNL/Mellon Capital Management Select Small-Cap Fund

Class A
12/31/2005	$19.95	$(0.06)	$1.84	$1.78	$ -	$ -	$21.73	8.92%	$546,818	71.8%	0.65%	(0.32)%
12/31/2004	17.72	-	2.23	2.23	-	-	19.95	12.58	356,230	73.5	0.67	0.03
12/31/2003	11.97	(0.05)	5.80	5.75	-	-	17.72	48.04	170,156	38.6	0.81	(0.12)
12/31/2002	14.54	0.11	(2.68)	(2.57)	-	-	11.97	(17.68)	38,583	62.7	0.83	1.02
12/31/2001	15.13	0.01	(0.60)	(0.59)	-	-	14.54	(3.90)	14,442	78.7	0.85	(0.25)

JNL/Mellon Capital Management Technology Sector Fund

Class A
12/31/2005	6.20	(0.02)	0.17	0.15	(0.06)	(0.02)	6.27	2.43	47,194	30.4	0.73	(0.15)
12/31/2004	6.13	0.08	(0.01)	0.07	-	-	6.20	1.14	37,014	8.0	0.74	1.81
12/31/2003	4.22	(0.04)	1.95	1.91	-	-	6.13	45.26	20,434	155.9	0.91	(0.65)
12/31/2002	6.72	(0.03)	(2.47)	(2.50)	-	-	4.22	(37.20)	14,515	32.4	0.89	(0.80)
12/31/2001	12.18	-	(5.46)	(5.46)	-	-	6.72	(44.83)	20,044	64.4	0.85	(0.72)

Class B
12/31/2005	6.22	(0.10)	0.26	0.16	(0.06)	(0.02)	6.30	2.58	149	30.4	0.52	0.06
03/05(a)12/31/04	6.17	0.12	(0.07)	0.05	-	-	6.22	0.81	16	8.0	0.52	3.96

JNL/Mellon Capital Management Dow 10 Fund

Class A
12/31/2005	10.40	0.20	(0.79)	(0.59)	-	-	9.81	(5.67)	547,056	22.7	0.68	3.60
12/31/2004	10.11	0.09	0.20	0.29	-	-	10.40	2.87	429,834	26.9	0.67	3.17
12/31/2003	8.04	0.03	2.04	2.07	-	-	10.11	25.75	229,090	24.7	0.81	3.10
12/31/2002	8.92	0.01	(0.89)	(0.88)	-	-	8.04	(9.87)	80,821	21.7	0.83	2.92
12/31/2001	9.18	0.07	(0.33)	(0.26)	-	-	8.92	(2.83)	36,882	38.5	0.85	2.34

JNL/Mellon Capital Management S&P 10 Fund

Class A
12/31/2005	10.79	(0.03)	4.05	4.02	-	-	14.81	37.26	694,829	67.2	0.66	(0.03)
12/31/2004	9.17	0.04	1.58	1.62	-	-	10.79	17.67	361,518	62.4	0.67	0.83

12/31/2003	7.71	0.02	1.44	1.46	-	-	9.17	18.94	155,143	49.2	0.81	0.69
12/31/2002	9.41	-	(1.70)	(1.70)	-	-	7.71	(18.07)	41,209	68.6	0.83	0.29
12/31/2001	11.97	0.04	(2.60)	(2.56)	-	-	9.41	(21.39)	20,187	66.8	0.85	0.41

JNL/Mellon Capital Management Value Line 25 Fund

Class A
12/31/2005	11.47	-	4.45	4.45	-	-	15.92	38.80	451,861	17.9	0.81	(0.11)
10/04(a)-12/31/04	10.00	(0.01)	1.48	1.47	-	-	11.47	14.70	33,055	21.0	0.87	(0.52)

JNL/Mellon Capital Management VIP Fund

Class A
12/31/2005	$11.10	$0.05	$1.04	$1.09	$ -	$ (0.04)	$12.15	9.78%	$235,320	19.7%	0.71%	0.75%
10/04(a)-12/31/04	10.00	0.02	1.10	1.12	(0.02)	-	11.10	11.17	22,124	56.1	0.76	1.26

Class B
12/31/2005	11.09	0.08	1.04	1.12	-	(0.04)	12.17	10.06	628	19.7	0.51	0.94
10/04(a)-12/31/04	10.00	0.03	1.08	1.11	(0.02)	-	11.09	11.13	111	56.1	0.55	1.10

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.

See Notes to the Financial Statements.

NOTE 1. ORGANIZATION

The JNL Variable Fund LLC and the JNLNY Variable Fund I LLC (collectively the "JNL Variable Funds") are limited liability companies organized under the laws of Delaware, by Operating Agreements dated February 11, 1999 as amended December 13, 2001. The JNL Variable Funds are registered with the Securities and Exchange Commission as non-diversified funds under the Investment Company Act of 1940. The JNL Variable Fund LLC includes the following fifteen (15) separate Funds, each subadvised by Mellon Capital Management Corp.: JNL/Mellon Capital Management 25 Fund, JNL/Mellon Capital Management Communications Sector Fund, JNL/Mellon Capital Management Consumer Brands Sector Fund, JNL/Mellon Capital Management Financial Sector Fund, JNL/Mellon Capital Management Global 15 Fund, JNL/Mellon Capital Management Healthcare Sector Fund, JNL/Mellon Capital Management JNL 5 Fund, JNL/Mellon Capital Management Nasdaq 15 Fund, JNL/Mellon Capital Management Oil & Gas Sector Fund, JNL/Mellon Capital Management Select Small-Cap Fund, JNL/Mellon Capital Management Technology Sector Fund, JNL/Mellon Capital Management Dow 10 Fund, JNL/Mellon Capital Management S&P 10 Fund, JNL/Mellon Capital Management Value Line 25 Fund and JNL/Mellon Capital Management VIP Fund. The JNLNY Variable Fund I LLC includes the following seven (7) separate Funds, each subadvised by Mellon Capital Management Corp.: JNL/Mellon Capital Management 25 Fund (NY), JNL/Mellon Capital Management Global 15 Fund (NY), JNL/Mellon Capital Management Nasdaq 15 Fund (NY), JNL/Mellon Capital Management Select Small-Cap Fund (NY), JNL/Mellon Capital Management Dow 10 Fund (NY), JNL/Mellon Capital Management S&P 10 Fund (NY) and JNL/Mellon Capital Management Value Line 25 Fund (NY).

Effective May 2, 2005, JNL/Mellon Capital Management JNL 5 Fund acquired all the assets of JNL/Mellon Capital Management The Dow 10 Fund (III) and JNL/Mellon Capital Management The Dow 10 Fund (V). See Note 5 for additional information regarding the Fund acquisitions.

The JNL/Mellon Capital Management Communications Sector Fund, JNL/Mellon Capital Management Consumer Brands Sector Fund, JNL/Mellon Capital Management Financial Sector Fund, JNL/Mellon Capital Management Healthcare Sector Fund, JNL/Mellon Capital Management JNL 5 Fund, JNL/Mellon Capital Management Oil & Gas Sector Fund, JNL/Mellon Capital Management Technology Sector Fund and JNL/Mellon Capital Management VIP Fund offer Class A and Class B shares. The two classes differ principally in applicable 12b-1 Service Fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Funds and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees.

Jackson National Asset Management, LLC ("JNAM"), a wholly-owned subsidiary of Jackson National Life Insurance Company ("Jackson National"), serves as investment adviser ("Adviser") for all the Funds. Shares are presently offered to Jackson National (Jackson National Life Insurance Company of New York) and its separate accounts to fund the benefits of variable annuity and variable life policies.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation - Stocks listed on a national or foreign stock exchange are valued at the final quoted sale price (generally, 4:00 p.m. Eastern Time), or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. American Depository Receipts ("ADRs"), which are certificates representing shares of foreign securities deposited in domestic and foreign banks, are traded and valued in U.S. dollars. Pursuant to procedures adopted by the Board of Managers, the Funds utilize Fair Value Pricing (“FVP”). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the Fund holdings such that shareholder transactions receive a fair net asset value. Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Managers.

Security Transactions and Investment Income - Security transactions are recorded on the trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Interest income is accrued daily. Realized gains and losses are determined on the specific identification basis.

Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Foreign Currency Translations - The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars using exchange rates in effect as of 4:00 p.m. Eastern Time. Purchases and sales of investment securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates prevailing on the respective dates of such transactions. Realized and unrealized gains and losses on investments which result from changes in foreign currency exchange rates are included in net realized gains (losses) on investments and net unrealized appreciation (depreciation) on investments.

Forward Foreign Currency Exchange Contracts - A Fund may enter into forward foreign currency exchange contracts ("contracts"), generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales ("spot hedges") or to minimize foreign currency risk on portfolio securities denominated in foreign currencies ("position hedges"). All contracts are valued at the forward currency exchange rate and are marked-to-market daily. When the contract is open, the change in market value is recorded as net unrealized appreciation (depreciation) on foreign currency related items. When the contract is closed, the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded as net realized gain (loss) on foreign currency related items.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation (depreciation) of forward foreign currency contracts reflected in the Statements of Assets and Liabilities. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparties to the contracts are unable to meet the terms of the contracts.

Securities Loaned - The JNL Variable Funds have entered into a securities lending arrangement with the custodian. Under the terms of the agreement, each Fund receives a fee equal to a percentage of the net income from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund and is required to maintain collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in the Mellon GSL Delaware Business Trust Collateral Fund (a pooled money market instrument approved by the Adviser). The Funds bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

Distributions to Shareholders - The JNL/Mellon Capital Management Communications Sector Fund, JNL/Mellon Capital Management Consumer Brands Sector Fund, JNL/Mellon Capital Management Oil & Gas Sector Fund, JNL/Mellon Capital Management Financial Sector Fund, JNL/Mellon Capital Management Healthcare Sector Fund, and JNL/Mellon Capital Management Technology Sector Fund (collectively the "Sector Funds"), JNL/Mellon Capital Management JNL 5 Fund, and the JNL/Mellon Capital Management VIP Fund declare and pay dividends from net investment income annually, but may do so more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually. For all other Funds, no distributions of net investment income or realized capital gains are required, therefore, these Funds reclass undistributed (accumulated) net investment income (loss) and accumulated net realized gains (loss) into paid-in capital, reflected on the Statements of Assets and Liabilities.

Federal Income Taxes - The JNL Variable Fund LLC (except for the JNL/Mellon Capital Management JNL 5 Fund, JNL/Mellon Capital Management VIP Fund and the Sector Funds), and the JNLNY Variable Fund I LLC are limited liability companies with each of their interests owned by a single interest: Jackson National Separate Account-I and JNLNY Separate Account-I, respectively. Accordingly, the JNL Variable Funds are not considered separate entities for income tax purposes, and therefore, are taxed as part of the operations of Jackson National or Jackson National Life Insurance Company of New York and are not taxed separately. The policy of the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund and the Sector Funds is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute income in amounts that will avoid federal income or excise taxes for each Fund. The JNL/Mellon Capital Management JNL 5 Fund, JNL/Mellon Capital Management VIP Fund and the Sector Funds periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. Under current tax law, interest and dividend income and capital gains of the JNL Variable Funds are not currently taxable when left to accumulate within a variable annuity contract.

NOTE 3. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with JNAM whereby JNAM provides investment management services. Each Fund paid JNAM an annual investment advisory fee, accrued daily and payable monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of the investment advisory fee is paid to Mellon Capital Management Corp. as compensation for their sub-advisory services. The following is a schedule of the fees each Fund is currently obligated to pay JNAM:

Assets	Fees
$0 to $50 million	0.37%
$50 million to $100 million	0.31%
Over $100 million	0.28%

Administrative Fee - In addition to the investment advisory fee, each Fund paid JNAM an annual Administrative Fee of 0.15% of the average daily net assets of the Fund accrued daily and paid monthly, except for JNL/Mellon Capital Management Global 15 Fund and JNL/Mellon Capital Management Global 15 Fund (NY) which paid JNAM an annual Administrative Fee of 0.20% of the average daily net assets of the Fund accrued daily and paid monthly.

In return for the fee, JNAM provides or procures all necessary administrative functions and services for the operations of each Fund. In accordance with the Administration Agreement, JNAM is responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing and all other services necessary for the operation of the JNL Variable Funds and each separate Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Managers and independent legal counsel to the disinterested Managers and a majority of the cost associated with the Chief Compliance Officer.

Transfer Agency Services - The Trust has an agreement with JNAM whereby JNAM provides certain transfer agency services for the Funds at no additional cost.

12b-1 Service Fee - The Funds have adopted a Distribution Plan under the provisions of Rule 12b-1 for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of the Fund's Class A shares (through the sale of variable insurance products funded by the JNL Variable Funds). Jackson National Life Distributors, Inc. ("JNLD") is the principal underwriter of the Funds, with responsibility for promoting sales of their shares. JNLD also is the principal underwriter of the variable insurance products issued by Jackson National and its subsidiaries. JNLD is a wholly-owned subsidiary of Jackson National. The maximum 12b-1 fee allowed shall be 0.20% of the average daily net assets attributable to the Class A shares. Amounts charged pursuant to the Distribution Plan are reflected in the Statement of Operations as "12b-1 service fees (Class A)".

Deferred Compensation Plan - The Funds have adopted a Deferred Compensation Plan whereby disinterested Managers may defer the receipt of their compensation. Deferred amounts are credited at a 5% rate of return.

Investments in affiliates - During the period ended December 31, 2005, certain Funds invested in a money market fund for temporary purposes, which is advised by JNAM. Certain Funds participating in securities lending receive cash collateral which is invested by the custodian in the Mellon GSL Delaware Business Trust Collateral Fund (a pooled money market instrument approved by JNAM) which may be considered affiliated with the Fund. The total market value and cost of such affiliated investments is disclosed separately in the Statement of Assets and Liabilities, and the associated income is disclosed separately in the Statement of Operations.

NOTE 4. FEDERAL INCOME TAX MATTERS

Permanent differences between book and tax basis reporting for the 2005 fiscal year have been identified and appropriately reclassified as indicated below (in thousands). To the extent there are differences between book tax-basis and federal tax-basis which are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Permanent differences may include but are not limited to: expired capital loss carryforwards, foreign currency reclassifications, reclassifications on the sale of PFIC or REIT securities, net operating losses and distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Accumulated
	Undistributed	Accumulated
	Net Investment	Realized	Paid in
	Income	Gain/Loss	Capital

JNL/Mellon Capital Management Financial Sector Fund	$(21)	$21	$-
JNL/Mellon Capital Management JNL 5 Fund	(24)	24	-
JNL/Mellon Capital Management Technology Sector Fund	56	(56)	-
JNL/Mellon Capital Management VIP Fund	(13)	13	-

As of December 31, 2005, the components of distributable earnings on a tax-basis and the federal tax cost of investments are listed in the following table (in thousands). Net investment income, net realized gains, and unrealized appreciation may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains as ordinary income for tax purposes; the realization for tax purposes of unrealized gains on certain forward foreign currency or futures contracts and unrealized gains or losses on investments in passive foreign investment companies; the difference in accounting in Real Estate Investments Trusts; and the tax deferral of losses on wash sale transactions.

					Tax Components of Distributable Earnings

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation	Undistributed Ordinary Income	Undistributed Long Term Capital Gain

JNL/Mellon Capital Management Communications Sector Fund	$15,094	$882	$(1,176)	$(294)	$825	$628
JNL/Mellon Capital Management Consumer Brands Sector Fund	18,494	1,764	(1,403)	361	46	304
JNL/Mellon Capital Management Financial Sector Fund	36,438	4,799	(908)	3,891	686	364
JNL/Mellon Capital Management Healthcare Sector Fund	78,837	10,007	(6,810)	3,197	482	1,820
JNL/Mellon Capital Management JNL 5 Fund	1,292,044	109,028	(39,778)	69,250	10,571	476
JNL/Mellon Capital Management Oil & Gas Sector Fund	170,732	26,399	(3,900)	22,499	3,292	11,237
JNL/Mellon Capital Management Technology Sector Fund	49,092	5,263	(4,188)	1,075	45	108
JNL/Mellon Capital Management VIP Fund	232,172	23,055	(7,436)	15,619	1,793	35

The tax character of the distributions paid during the period ended December 31, 2005, were as follows (in thousands):

	Ordinary	Long-term
	Income	Capital Gain

JNL/Mellon Capital Management Communications Sector Fund	$1,453	$37
JNL/Mellon Capital Management Consumer Brands Sector Fund	294	162
JNL/Mellon Capital Management Financial Sector Fund	591	13
JNL/Mellon Capital Management Healthcare Sector Fund	495	71
JNL/Mellon Capital Management JNL 5 Fund	300	-
JNL/Mellon Capital Management Oil & Gas Sector Fund	3,438	609
JNL/Mellon Capital Management Technology Sector Fund	584	32
JNL/Mellon Capital Management VIP Fund	682	-

The tax character of the distributions paid during the period ended December 31, 2004, were as follows (in thousands):

	Ordinary	Long-term
	Income	Capital Gain

JNL/Mellon Capital Management Communications Sector Fund	$1	$-
JNL/Mellon Capital Management Financial Sector Fund	22	-
JNL/Mellon Capital Management Healthcare Sector Fund	1	-
JNL/Mellon Capital Management JNL 5 Fund	204	-
JNL/Mellon Capital Management VIP Fund	40	-

NOTE 5. FUND ACQUISITIONS

On May 2, 2005, the following acquisitions were accomplished by a tax-free exchange of shares pursuant to a plan or reorganization approved by the Board of Managers on February 9, 2005. JNL Variable Fund III LLC and JNL Variable Fund V LLC have filed Form N-8F with the Securities and Exchange Commission and have been de-registered.

	Shares of		Of Acquired Fund on Acquisition Date:
	Acquiring				Accumulated	Unrealized
	Fund Issued	Merger		Shares	Realized	Appreciation/
Acquiring Fund	in Exchange	Tax Status	Acquired Fund	Outstanding	Gain/(Loss)	(Depreciation)
JNL/Mellon Capital Management JNL 5 Fund	351	Taxable	JNL/Mellon Capital Management The Dow 10 Fund (III)	379	$-	$-
JNL/Mellon Capital Management JNL 5 Fund	389	Taxable	JNL/Mellon Capital Management The Dow 10 Fund (V)	364	-	-

The aggregate net assets (in thousands) of the acquiring and acquired Funds immediately before the acquisition were as follows:

Acquiring Fund	Net Assets	Acquired Fund	Net Assets

JNL/Mellon Capital Management JNL 5 Fund	$294,637	JNL/Mellon Capital Management The Dow 10 Fund (III)	$3,717
JNL/Mellon Capital Management JNL 5 Fund	294,637	JNL/Mellon Capital Management The Dow 10 Fund (V)	4,120

Disclosure of Fund Expenses (unaudited)

All Mutual Funds are affected by ongoing costs, which include (among others) costs for portfolio management, administrative services, and the printing of shareholder reports.

Operating expenses such as these are deducted from the Fund's gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund's average net assets; this percentage is known as the Fund's expense ratio.

The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other Mutual Funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the fund. Use the information in this section, together with the amount invested, to estimate the expenses the shareholder paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses paid During Period" to estimate the expenses paid during this period.

Hypothetical 5% Return. The information in this section can be used to compare each fund's costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make the 5% calculation.

	Actual Fund Return				Hypothetical 5% Return
	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
	Value	Value	Expense	During	Value	Value	Expense	During
	6/30/2005	12/31/2005	Ratios	Period	6/30/2005	12/31/2005	Ratios	Period

JNL/Mellon Capital Management 25 Fund
Class A	$ 1,000.00	$1,030.30	0.65%	$ 3.27	$ 1,000.00	$1,021.94	0.65%	$ 3.26
JNL/Mellon Capital Management Communications Sector Fund
Class A	1,000.00	1,026.30	0.73	3.67	1,000.00	1,021.54	0.73	3.66
Class B	1,000.00	1,026.50	0.53	2.66	1,000.00	1,022.55	0.53	2.66
JNL/Mellon Capital Management Consumer Brands Sector Fund
Class A	1,000.00	1,009.30	0.73	3.64	1,000.00	1,021.55	0.73	3.66
Class B	1,000.00	1,010.20	0.53	2.64	1,000.00	1,022.56	0.53	2.66
JNL/Mellon Capital Management Financial Sector Fund
Class A	1,000.00	1,080.00	0.73	3.76	1,000.00	1,021.55	0.73	3.66
Class B	1,000.00	1,080.60	0.53	2.73	1,000.00	1,022.56	0.53	2.66
JNL/Mellon Capital Management Global 15 Fund
Class A	1,000.00	1,091.60	0.71	3.68	1,000.00	1,021.63	0.71	3.56
JNL/Mellon Capital Management Healthcare Sector Fund
Class A	1,000.00	1,032.70	0.71	3.58	1,000.00	1,021.63	0.71	3.56
Class B	1,000.00	1,034.50	0.51	2.57	1,000.00	1,022.64	0.51	2.56
JNL/Mellon Capital Management JNL 5 Fund						-
Class A	1,000.00	1,083.70	0.65	3.36	1,000.00	1,021.93	0.65	3.26
Class B	1,000.00	1,085.50	0.45	2.33	1,000.00	1,022.94	0.45	2.26
JNL/Mellon Capital Management Nasdaq 15 Fund
Class A	1,000.00	1,080.30	0.77	3.97	1,000.00	1,021.35	0.77	3.86
JNL/Mellon Capital Management Oil & Gas Sector Fund
Class A	1,000.00	1,125.40	0.67	3.53	1,000.00	1,021.81	0.67	3.36
Class B	1,000.00	1,126.30	0.47	2.48	1,000.00	1,022.82	0.47	2.36
JNL/Mellon Capital Management Select Small-Cap Fund
Class A	1,000.00	1,100.80	0.65	3.39	1,000.00	1,021.94	0.65	3.26
JNL/Mellon Capital Management Technology Sector Fund
Class A	1,000.00	1,083.70	0.73	3.77	1,000.00	1,021.55	0.73	3.66
Class B	1,000.00	1,087.00	0.53	2.74	1,000.00	1,022.56	0.53	2.66
JNL/Mellon Capital Management The Dow 10 Fund
Class A	1,000.00	992.90	0.67	3.31	1,000.00	1,021.81	0.67	3.36
JNL/Mellon Capital Management The S&P 10 Fund
Class A	1,000.00	1,182.90	0.66	3.57	1,000.00	1,021.90	0.66	3.31
JNL/Mellon Capital Management Value Line 25 Fund
Class A	1,000.00	1,262.50	0.81	4.54	1,000.00	1,021.14	0.81	4.06
JNL/Mellon Capital Management VIP Fund
Class A	1,000.00	1,095.80	0.71	3.69	1,000.00	1,021.64	0.71	3.56
Class B	1,000.00	1,096.60	0.51	2.65	1,000.00	1,022.66	0.51	2.56

Additional Disclosure

Quarterly Portfolio Holdings

The Registrants file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrants’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and is available upon request from the Registrants by calling Shareholder Services toll-free at 800-644-4563.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and the Board of Managers of

JNL Variable Fund LLC and JNLNY Variable Fund I LLC

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each series within JNL Variable Fund LLC and JNLNY Variable Fund I LLC (the “Funds”) as listed in Note 1 of the financial statements at December 31, 2005, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each series within JNL Variable Fund LLC and JNLNY Variable Fund I LLC at December 31, 2005, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 17, 2006

MANAGERS AND OFFICERS OF THE JNL VARIABLE FUND LLC

AND JNLNY VARIABLE FUND I LLC

(COLLECTIVELY, THE JNL VARIABLE FUNDS)

Manager/Officer (age) & Address	Current Position with the JNL Variable Funds	Length of Time Served	Principal Occupation for the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Manager	Other Directorships Held by the Manager
Interested Manager
Robert A. Fritts* (57) 1 Corporate Way Lansing, MI 48951	Manager President and Chief Executive Officer	2/99 to present 12/02 to present	Senior Vice President (9/03 to present) and Controller of Jackson National Life Insurance Company (9/82 to present); Vice President of Jackson National Life Insurance Company (8/82 to 8/03); Trustee or Manager, and (since 12/02) President and Chief Executive Officer, of each other investment company in the Fund Complex.	71	None
Disinterested Managers
Michael Bouchard (49) 1 Corporate Way Lansing, MI 48951	Manager	4/00 to present	Sheriff, Oakland County, Michigan (1/99 to present); Senator - State of Michigan (1991 to 1999); Chairman - Financial Services Committee (1/95 to 1/99)	71	None
Dominic D’Annunzio (67) 1 Corporate Way Lansing, MI 48951	Chairman of the Board Manager	2/04 to present 6/03 to present	Acting Commissioner of Insurance for the State of Michigan (1/90 to 5/90) (8/97 to 5/98)	71	None
Michelle Engler (47) 1 Corporate Way Lansing, MI 48951	Manager	4/00 to present	Attorney (1983 to present); First Lady of the State of Michigan (1990 to 2002); Michigan Community Service Commission Chair (1991 to 2000)	71	Director of Federal Home Loan Mortgage Corporation
Joseph Frauenheim (71) 1 Corporate Way Lansing, Michigan 48951	Manager	12/03 to present	Consultant (Banking)	71	None
Richard D. McLellan (63) 1 Corporate Way Lansing, Michigan 48951	Manager	12/03 to present	Member, Dykema Gossett PLLC (Law Firm)	71	None

* Mr. Fritts is an “interested person” of the JNL Variable Funds due to his position with Jackson National Life Insurance Company®, which is the parent company of the Adviser.

** The Chairman of the Board, interested and disinterested Trustees are elected to serve for an indefinite term.

MANAGERS AND OFFICERS OF THE JNL VARIABLE FUND LLC

AND JNLNY VARIABLE FUND I LLC

(COLLECTIVELY, THE JNL VARIABLE FUNDS)

Manager/Officer (age) & Address	Current Position with the JNL Variable Fund	Length of Time Served	Principal Occupation for the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Manager	Other Directorships Held by the Manager
Officers
Mark D. Nerud (39) 225 West Wacker Drive Chicago, IL 60606	Vice President Treasurer and Chief Financial Officer	2/99 to present 12/02 to present

Chief Financial Officer (11/00 to present) and Managing Board Member of the Adviser (11/00 to 11/03); Vice President, Treasurer, Chief Financial Officer of other Investment Companies advised by the Adviser; Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (1/00 to present)

				Not Applicable	Not Applicable
Susan S. Rhee (34) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary	2/04 to present

Secretary of the Adviser (11/00 to present); Assistant Vice President of Jackson National Life Insurance Company (8/03 to present); Associate General Counsel of Jackson National Life Insurance Company (7/01 to present); Senior Attorney of Jackson National Life Insurance Company (1/00 to 7/01)

				Not Applicable	Not Applicable
Steven J. Fredricks (35) 225 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer	1/05 to present	Attorney of Jackson National Life Insurance Company (2/02 to Present); Contract Attorney, Godfrey & Kahn, S.C. (2001 – 2002); Associate General Counsel, Aid Association for Lutherans (1997 to 2001)	Not Applicable	Not Applicable
Jeffrey C. Nellessen (44) 225 West Wacker Drive Chicago, IL 60606	Assistant Treasurer	12/05 to present

Assistant Vice President of Jackson National Life Insurance Company (8/05 to present); Consultant (11/03 to 4/04); Chief Financial Officer, Vice President, Secretary, Treasurer & Controller of Security Capital (3/97 to 11/03)

				Not Applicable	Not Applicable

MANAGERS AND OFFICERS OF THE JNL VARIABLE FUND LLC

AND JNLNY VARIABLE FUND I LLC

(COLLECTIVELY, THE JNL VARIABLE FUNDS)

The Statement of Additional Information includes additional information about Fund Managers and may be obtained at no charge by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Variable Funds, P.O. Box 378002, Denver, Colorado 80237-8002 or by visiting www.jnl.com or www.jnlny.com.

MANAGERS OF THE JNL VARIABLE FUND LLC

AND JNLNY VARIABLE FUND I LLC

(COLLECTIVELY, THE JNL VARIABLE FUNDS)

The Managers and officers that are interested persons of the JNL Variable Funds or the Adviser do not receive any compensation from the JNL Variable Funds for their services as Managers or officers. The following persons, who are disinterested Managers of the JNL Variable Funds, received from the JNL Variable Funds the compensation amounts indicated for the services as such for the 12 month period ended December 31, 2005.

Manager	Aggregate Compensation from the JNL Variable Funds*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from JNL Variable Funds and Fund Complex Paid to Managers
Michael Bouchard	$60,000	$0	$0	$60,000
Michelle Engler	$60,000	$0	$0	$60,000
Dominic D’Annunzio	$72,500	$0	$0	$72,500**
Joseph Frauenheim	$70,000	$0	$0	$70,000
Richard D. McLellan	$65,000	$0	$0	$65,000

* The fees paid to the independent Managers are paid for combined meetings of the Funds in the Fund complex. The fees are allocated to the Funds and it affiliated investment companies on a pro-rata basis based on net assets.

**Mr. D’Annunzio deferred $36,250.

PROXY VOTING GUIDELINES

JNAM, the Funds' adviser, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2005 are available (1) without charge, upon request by calling 1-800-766-4683 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution), (2) on Jackson National Life Insurance Company's website at www.jnl.com or Jackson National Life Insurance Company of New York's website at www.jnlny.com, and (3) on the SEC's website at www.sec.gov.

TRUSTEES’/MANAGERS' CONSIDERATION OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS

Under the 1940 Act, an investment advisory or sub-advisory contract initially must be approved by a vote of the majority of the outstanding voting securities of the investment company (which, in the case of a newly organized Fund, may be a vote by the sole initial shareholder), and may continue in effect for a period longer than two years from the date of its execution only so long as continuance is specifically approved at least annually by the Trustees/Managers or by a vote of the majority of the outstanding voting securities of the investment company.

Further, the 1940 Act requires that an investment advisory or sub-advisory agreement, or the continuance thereof, be approved by a vote of the majority of the disinterested Trustees/Managers cast in person at a meeting called for the purpose of voting on such approval. The 1940 Act also places a specific duty upon the Trustees/Managers to request and evaluate, and a corresponding duty upon the investment adviser or sub-adviser to furnish, such information as reasonably may be necessary to evaluate the terms of the agreement.

The Trustees/Managers request and are presented at each of their regular meetings with reports and analyses by the Adviser and the Sub-advisers regarding (i) the investment performance of each Fund of the JNL Series Trust ("Trust"), JNL Variable Fund LLC ("Variable Fund"), and JNLNY Variable Fund I LLC ("Variable Fund") (collectively referred to as the "Funds") in relation to benchmark indices and in relation to other funds having similar investment objectives; (ii) Fund brokerage; and (iii) portfolio compliance matters. In addition to submitting quarterly written reports regarding the Funds under their management, portfolio management representatives of the Funds’ Sub-advisers also make in-person reports to the Trustees/Managers on a rotating basis.

The Trustees/Managers review and consider these reports and presentations as part of their responsibility to manage the affairs of the Funds. These reports and presentations also form a part of the information considered by the Trustees/Managers in determining whether to approve the continuation of the agreements with the Adviser and each sub-adviser.

Described below is a summary of additional information provided to and considered by the Trustees/Managers, and their conclusions with respect thereto, that formed the basis of the Trustees’/Managers’ approval of the current investment advisory and sub-advisory agreements of the Funds.

Investment Advisory and Management Agreement with Jackson National Asset Management, LLC (“JNAM” or the “Adviser”)

The current Investment Advisory and Management Agreement between the Funds and the Adviser contemplates a “manager of managers” structure whereby the Adviser, with the approval of the Trustees/Managers but without necessity of obtaining shareholder approval, may select, retain and compensate sub-advisers for the Funds, or materially amend agreements with sub-advisers. The Adviser and the Funds have been granted an exemption by the SEC. The “manager of managers” structure was approved by the Trustees of the Trust at a meeting held May 11, 2000 and approved by shareholders at a meeting held on October 26, 2000. The form of the Investment Advisory and Management Agreement with the Adviser’s predecessor, JNFS, was approved by the Trustees at a meeting held August 10, 2000, and was submitted to shareholders of the Trust for approval at a meeting of shareholders held October 26, 2000. The agreement was approved by the shareholders of each Fund, and became effective as of January 31, 2001. The “manager of managers” structure, and a form of Investment Advisory and Management Agreement were approved by the Managers of the Variable Fund at a meeting held on September 25, 2003, and approved by interest holders at a meeting held on December 1, 2003.

At its meeting on August 31, 2005, the Board of Trustees/Managers (the “Board”) of the Funds, including a majority of the Independent Trustees/Managers, considered and approved an amendment to the Funds’ investment Advisory agreements (the “Agreements”) with JNAM in order to: 1) add 4 new funds to JNL Series Trust, and 2) add 2 new funds to JNL and JNLNY Variable Funds. For purposes of this disclosure, we refer to these Funds as the "New Funds." In considering the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of its services, (2) the investment performance of the Funds, (3) its profitability, including an analysis of the cost of providing services and comparative expense information, (4) the extent to which economies of scale might be realized as the Funds grow and whether fee levels reflect these economies of scale for the Funds’ investors, and (5) other “fall-out” benefits realized by JNAM (i.e. ancillary benefits derived by JNAM or its affiliates from JNAM’s relationship with the Funds).

Before approving the Agreement, the Board’s Independent Trustees/Managers met in executive session with their independent counsel to consider the materials provided by the Adviser and the terms of the Agreement.

Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees/Managers, concluded that the Agreements are fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances applicable to the advisory relationship. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services expected to be provided by JNAM to the New Funds. The Board reviewed the Adviser’s key personnel expected to in provide investment advisory services to the Funds, including responsibilities for serving as the Funds’ administrator and transfer agent, overseeing the Funds’ sub-advisers, monitoring adherence to the Funds’ investment restrictions and monitoring compliance with various policies and procedures of the Funds. The Board concluded, based on the information it reviewed and its experience with JNAM as Adviser to other Funds, that the New Funds would likely benefit from the services provided by JNAM under the Agreements as a result of their experience, reputation, personnel, operations and resources.

Investment Performance of the Funds

The Board did not review any historical performance since the New Funds are new. As noted above, however, the Board did consider the nature and quality of services expected to be provided by JNAM.

Costs of Services and Profits Realized by the Adviser

The Board examined the Adviser’s costs in serving as the New Funds' investment manager, including the costs associated with the personnel and systems necessary to manage the New Funds. The Board did not review profits realized by the Adviser because there are no profits as these New Funds are new.

JNAM also provided the following information regarding its investment advisory fees:

The JNL/Mellon Capital Management Dow Dividend Fund’s Advisory Fee of 0.37% is below the Lipper average of 0.77%.

The JNL/Mellon Capital Management Dow Dividend (NY) Fund’s Advisory Fee of 0.37% is below the Lipper average of 0.77%.

The JNL/S&P Retirement Income Fund’s Advisory Fee of 0.13% is below the Lipper average of 0.15%.

The JNL/S&P Retirement 2015 Fund’s Advisory Fee of 0.13% is below the Lipper average of 0.15%.

The JNL/S&P Retirement 2020 Fund’s Advisory Fee of 0.13% is below the Lipper average of 0.15%.

The JNL/S&P Retirement 2025 Fund’s Advisory Fee of 0.13% is below the Lipper average of 0.15%.

Economies of Scale

The Board considered the extent to which the New Funds’ advisory fees reflect economies of scale for the benefit of the Funds’ shareholders. The Board reviewed the New Funds’ fee arrangements, which include breakpoints that decrease the fee rate as the Funds’ assets increase. The Board concluded that the breakpoints in its contracts with the Funds, share with shareholders the benefits of economies of scale as the Funds’ assets grow.

Other Benefits to the Adviser and its Affiliates.

In evaluating the benefits that accrue to the Adviser, the Board reviewed the New Funds as a part of the entire Fund complex. Through its relationship with the Funds, JNAM, and its affiliate, Jackson National Life Distributors, Inc. (“JNLD”), recognize that they serve the Funds in various capacities, including as Adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing certain of these services to the Funds. As administrator, JNAM receives a fee for providing fund accounting and administration services to the Funds. This fee also is used by JNAM to cover most of the Funds’ operating expenses. The Board reviews this Administrative Fee annually. JNAM does not receive a fee for its transfer agent services. As distributor, JNLD receives a 0.20% 12b-1 fee from the Funds (except for the S&P Funds and the JNL Money Market Fund). In addition, certain sub-advisers pay part of the costs of various meetings organized and run by JNLD for its variable insurance product wholesalers. The meetings are arranged by JNLD and provide an opportunity for the sub-advisers to educate the wholesalers and, in the case of the due diligence meetings, certain agents. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees/Managers, concluded that approval of the Agreements were in the best interest of the Funds and its shareholders.

Sub-Advisory Agreement with S&P Investment Advisory Services LLC (JNL/S&P Retirement Income Fund, JNL/S&P Retirement 2015 Fund, JNL/S&P Retirement 2020 Fund, and JNL/S&P Retirement 2025 Fund) (collectively the "New S&P Funds")

At its meeting on August 31, 2005, the Board, including a majority of the Independent Trustees/Managers, considered an amendment to the investment sub-advisory agreement (the “S&P Agreement”) with Standard & Poor’s Investment Advisory Services LLC (the “Sub-adviser”) for the New S&P Funds. In considering the S&P Agreement, JNAM provided information on the following factors: (1) the nature, quality and extent of the Sub-adviser’s services, (2) the investment performance of the Sub-adviser, (3) comparative fund expense information, and (4) the extent to which economies of scale might be realized as the Funds grow and whether fee levels reflect these economies of scale for New S&P Fund investors. The Board did not consider profitability information because the New S&P Funds are new.

Before approving the S&P Agreement, the Board’s Independent Trustees/Managers met in executive session with their independent counsel to consider the materials provided by the Adviser and the Sub-adviser and the terms of the S&P Agreement.

Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees, concluded that the S&P Agreement is fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services that would be provided by the Sub-adviser to the New S&P Funds. The Board reviewed the Sub-adviser’s key personnel in providing investment management services to the New S&P Funds. The Board also considered the Sub-adviser’s duties under the S&P Agreement in serving as the Funds' Sub-adviser, including duties for investment research and security selection, adherence to the New S&P Funds' investment restrictions and monitoring compliance with various Fund policies and procedures. The Board concluded that the New S&P Funds would likely benefit from the services to be provided by the Sub-adviser under the S&P Agreement as a result of the Sub-adviser’s experience, reputation, personnel, operations and resources.

Investment Performance of the Sub-adviser

There are no comparable Funds managed by the Sub-adviser. The Board considered the solid performance of the Sub-adviser on the existing JNL/S&P Fund of Funds, which are generally ranked in the top half of their peer group over most time periods by Lipper.

Costs of Services and Profits Realized by the Sub-adviser

The Board examined the proposed sub-advisory fee and expense information for the Funds as compared to comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that the New S&P Fund's expected expense ratio of 0.18% is slightly above the Lipper average of 0.15%. The sub-adviser fee of 0.04% is slightly above the Lipper average of 0.03%. The Board also noted, however, that the Lipper peer group comparisons contain only 3 other funds for total expenses and one fund for the sub-adviser average comparison. The Board concluded that the Funds' sub-advisory fee and expense ratio are reasonable in light of the services expected to be provided.

Economies of Scale

The Board considered the extent to which the New S&P Funds' management fee reflects economies of scale for the benefit of shareholders. The Board reviewed the New S&P Funds' fee arrangements, which include breakpoints that decrease the fee rate as the Funds assets increase. The Board concluded that the breakpoints shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the New S&P Funds, shares with shareholders the benefits of economies of scale as Fund assets grow. In light of this, the Board concluded that under the S&P Agreement, shareholders share in the benefits to be achieved through economies of scale.

Other Benefits to the Adviser

Other than acting as Sub-adviser to other JNL Funds, the Sub-adviser does not realize any other benefits at this time.

Sub-Advisory Agreement with Mellon Capital Management Corporation (JNL/Mellon Capital Management DowSM Dividend Fund and JNL/Mellon Capital Management DowSM Dividend Fund (NY)) (the "New Mellon Funds")

At its meeting on August 31, 2005, the Board, including a majority of the Independent Managers, considered and approved amendments to the investment sub-advisory agreement (the “Mellon Agreement”) with Mellon Capital Management Corporation (the “Sub-adviser”) for the New Mellon Funds, with Fund operations commencing January 17, 2006. In considering the Mellon Agreement, JNAM and the Sub-adviser provided information on the following factors: (1) the nature, quality and extent of the Sub-adviser’s services, (2) the investment performance of the Funds’, (3) comparative fund expense information, and (4) the extent to which economies of scale are realized as the Funds grow and whether fee levels reflect these economies of scale for Fund investors. The Board did not consider Sub-adviser profitability information because the New Mellon Funds are new.

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services that would expected to be provided by the Sub-adviser to the New Mellon Funds. The Board reviewed the Sub-adviser’s key personnel in providing investment management services to the New Mellon Funds. The Board also considered the Sub-adviser’s duties under the Mellon Agreement in serving as each New Mellon Funds' investment manager, including investment research and stock selection, adherence to the New Mellon Funds' investment restrictions and monitoring compliance with various Fund policies and procedures. The Board concluded that the New Mellon Funds would likely benefit from the services to be provided by the Sub-adviser under the Mellon Agreement as a result of the Sub-adviser’s experience, reputation, personnel, operations and resources.

Investment Performance of the Sub-adviser and the Fund

There are no comparable Funds managed by the Sub-adviser.

Costs of Services and Profits Realized by the Sub-adviser

The Board examined the sub-advisory fee and expense information for the New Mellon Funds as compared to comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that the New Mellon Funds' proposed expense ratio of 0.76% was below the Lipper average of 1.02%. The sub-adviser fee of 0.12% was below the Lipper average of 0.35%. The Board concluded that the New Mellon Funds' sub-advisory fees and expense ratios are reasonable in light of the services expected to be provided.

Economies of Scale

The Board considered the extent to which the New Mellon Funds' management fees reflect economies of scale for the benefit of shareholders. The Board reviewed the New Mellon Funds' fee arrangements, which include breakpoints that decrease the fee rate as the Fund’s assets increase. The Board concluded that the breakpoints shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the Fund, shares with shareholders the benefits of economies of scale as Fund assets grow. In light of this, the Board concluded under the New Mellon Agreement, shareholders share in the benefits to be achieved through economies of scale.

Other Benefits to the Adviser

Other than acting as Sub-adviser to other JNL Funds, the Sub-Adviser does not realize any other benefits at this time.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. Amendments were approved in order to comply with the amendments of Rule 17j-1. No waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant does not have a Financial Expert on its Board. The Registrant has determined that the financials do not involve the complexities of public company financials and that the accounting methodologies of investment companies are well established under the Investment Company Act of 1940 and therefore, a financial expert is not necessary.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

KPMG billed the Company aggregate fees for professional services rendered for the fiscal years ending December 31, 2005 and December 31, 2004 as follows:

2005

Company	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees	Total Fees

JNL Variable Fund LLC	$ 63,690	$ 33,320	$ 13,600	$ 0	$ 110,610

2004

Company	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees	Total Fees

JNL Variable Fund LLC	$ 88,500	$ 6,469	$ 23,555	$ 0	$ 118,524

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the Fund's auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors' independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the Fund on the same terms as the full Audit Committee previously had approved for the then existing funds.

(e)(2) None

(f) 0%

(g) KPMG was paid $28,600 for 2005 and $27,600 for 2004 to perform an internal control review pursuant to SAS No. 70 related to JNAM's fund accounting procedures. For the fiscal years ended December 31, 2004 and December 31, 2005, KPMG did not provide any other non-audit services to JNAM and its affiliates that provide ongoing services to the Company, other then the SAS 70.

(h) The Audit Committee pre-approved the SAS No. 70 review described above when the Audit Committee approved KPMG as Auditors for fiscal years 2005 and 2004, and did not find provision of these services to be incompatible with maintaining the auditors independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable as this is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Schedule of Investments

Included as a Part of the Report to Shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable as this is an Open-End Management Investment Company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable as this is an Open-End Management Investment Company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable as this is an Open-End Management Investment Company.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board of Trustees/Managers formalized the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees/Managers. The procedures were formalized after the registrant's previous response to this Item. The procedures provide an address to which shareholder nominees may be submitted. The procedures can be found in the Registrant's Statement of Additional Information.

Item 11. Controls and Procedures.

(a) In order to ensure that the information that we must disclose in our filings with the Securities and Exchange Commission is recorded, processed, summarized and reported on a timely basis, we have adopted disclosure controls and procedures. Our President and Chief Executive Officer, Robert A. Fritts, and our Chief Financial Officer, Mark D. Nerud, have reviewed and evaluated our disclosure controls and procedures as of February 28, 2006, and have concluded that our disclosure controls and procedures are effective.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's first and second fiscal quarters of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

a.	(1) Code of Ethics – attached hereto.
(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not Applicable.

b.	The certification required by Rule 30a-2(b) for the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Lansing and State of Michigan, on the 9th day of March, 2006.

JNL Variable Fund LLC (Registrant)

/s/ Robert A. Fritts
Robert A. Fritts, President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert A. Fritts	President	March 9, 2006
Robert A. Fritts

/s/ Mark D. Nerud	Chief Financial Officer	March 9, 2006
Mark D. Nerud

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant's Code of Ethics.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.

Exhibit 12(b)(1)	Certification required by Rule 30a-2(b) under the Act